                                                               Exhibit 10.70

                                                               EXECUTION VERSION

================================================================================

                                    INDENTURE

                                      AMONG

                       L-3 COMMUNICATIONS HOLDINGS, INC.,
                                   THE COMPANY

                                       AND

                       EACH OF THE GUARANTORS PARTY HERETO

                                       AND

                              THE BANK OF NEW YORK,
                                   AS TRUSTEE

              3.00% CONVERTIBLE CONTINGENT DEBT SECURITIES (CODES)
                                    DUE 2035

                            DATED AS OF JULY 29, 2005

================================================================================

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                      Indenture
Act Section                                                           Section
---------------                                                   --------------
310(a)(1)......................................................             5.11
   (a)(2)......................................................             5.11
   (a)(3)......................................................              n/a
   (a)(4)......................................................              n/a
   (a)(5)......................................................             5.11
   (b).........................................................        5.3; 5.11
   (c).........................................................              n/a

311(a).........................................................             5.12
   (b).........................................................             5.12
   (c).........................................................              n/a

312(a).........................................................             2.10
   (b).........................................................             15.3
   (c).........................................................             15.3

313(a).........................................................              5.7
   (b)(1)......................................................              n/a
   (b)(2)......................................................              5.7
   (c).........................................................        5.7; 15.2
   (d).........................................................              5.7

314(a)(1), (2), (3)............................................        9.6; 15.6
   (a)(4)......................................................   9.6; 9.7; 15.6
   (b).........................................................              n/a
   (c)(1)......................................................             15.5
   (c)(2)......................................................             15.5
   (c)(3)......................................................              n/a
   (d).........................................................              n/a
   (e).........................................................             15.6
   (f).........................................................              n/a

315(a).........................................................           5.1(a)
   (b).........................................................        5.6; 15.2
   (c).........................................................           5.1(b)
   (d).........................................................           5.1(c)
   (e).........................................................             4.14

316(a)(last sentence)..........................................             2.13
   (a)(1)(A)...................................................              4.5
   (a)(1)(B)...................................................              4.4
   (a)(2)......................................................              n/a
   (b).........................................................              4.7
   (c).........................................................              1.1

                                        i

317(a)(1)......................................................              4.8
   (a)(2)......................................................              4.9
   (b).........................................................              2.5

318(a).........................................................             15.1
   (b).........................................................              n/a
   (c).........................................................             15.1

----------
"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                       ii

SECTION 4.7     UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO
                   CONVERT.................................................   36
SECTION 4.8     COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY

                                       iii

SECTION 8.5     DETERMINATION OF VOTING RIGHTS; CONDUCT AND

ARTICLE 11 REPURCHASE AT THE OPTION OF THE HOLDER UPON SPECIFIC

SECTION 11.3    NOTICES; METHOD OF EXERCISING FUNDAMENTAL CHANGE

                                       iv

SECTION 12.12   EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR

SECTION 12.15   ADJUSTMENT TO THE CONVERSION RATE UPON A NON-STOCK

                                        v

EXHIBITS

EXHIBIT A:   Form of Security
EXHIBIT B:   Notation of Guarantee
EXHIBIT C:   Assignment Form
EXHIBIT D:   Conversion Notice
EXHIBIT E:   Notice of Exercise of Fundamental Change Repurchase Right
EXHIBIT F:   Notice of Exercise of Repurchase Right

                                       vi

          This INDENTURE dated as of July 29, 2005, among L-3 Communications
Holdings, Inc, a Delaware corporation (the "Company"), and L-3 Communications
Corporation, a Delaware corporation ("L-3 Communications"), the other guarantors named on the signature page hereto (the "Guarantors"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 3.00%
Convertible Contingent Debt Securities (CODES) due 2035 guaranteed by the
Guarantors (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company and the
Guarantors have duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when the Securities are executed by the Company and the Guarantors and authenticated and delivered hereunder, the valid and binding obligations of the Company and the Guarantors, and to make this Indenture a valid and binding agreement of the Company and the
Guarantors, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the
Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1 DEFINITIONS.

          For all purposes of this Indenture and the Securities, the following terms are defined as follows:

          "Act," when used with respect to any Holder of a Security, has the meaning specified in Section 15.4(a).

          "Additional Interest" means all additional interest then owing pursuant to Section 3 of the Registration Rights Agreement.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
     "control" (including, with correlative meanings, the terms "controlling,"
     "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such
     Person, whether through the ownership of voting securities, by agreement or otherwise; provided that Beneficial Ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

          "Agent" means any party authorized to act on the behalf of a Holder or
     Person.

          "Agent Members" has the meaning stated in Section 2.8(a).

          "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          "Beneficial Owner" shall mean any person who is considered a beneficial owner of a security in accordance with Rule 13(d)(3) promulgated by the SEC under the Exchange Act.

          "Board of Directors" means either the Board of Directors of the
     Company or, except with respect to paragraph (2) under the definition of a
     "Fundamental Change," any committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a resolution duly adopted by the Board of
     Directors, a copy of which, certified by the Secretary or an Assistant
     Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day," when used with respect to any Place of Payment or
     Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and
     Friday that is not a day on which banking institutions in that Place of
     Payment or Place of Conversion, as the case may be, are authorized or obligated by law to close.

          "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Closing Sale Price" of the Common Stock on any Trading Day means the closing sale price of such security (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Common
     Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq System or by Pink
     Sheets LLC. In the absence of such a quotation, the closing sale price shall be determined by a nationally recognized securities dealer retained by the Company for that purpose.

          "Common Stock" means any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the
     Company and that is not subject to redemption by the Company. However, subject to the provisions of Section 12.12, shares issuable on conversion of Securities shall include only shares of the class designated as Common
     Stock, par value $0.01 per share, of the Company at the date of this
     Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                                        2

          "Company" means the corporation named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
     "Company" shall mean such successor Person.

          "Company Order" means a written order signed in the name of the
     Company by both (1) the Chairman of the Board, the Chief Executive Officer,
     the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the
     Controller, the Treasurer or the Secretary of the Company, and delivered to the Trustee.

          "Contingent Interest" has the meaning specified in Section 2.1(d).

          "Contingent Payment Regulations" has the meaning specified in Section
     9.7.

          "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who:

               (1) was a member of the Board of Directors on the date of this
          Indenture; or

               (2) was nominated for election or elected to such Board of
          Directors with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

          "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article 12.

          "Conversion Date" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities.
     The Securities shall be deemed to be converted immediately prior to 5:00
     p.m., New York City time, on the Conversion Date.

          "Conversion Notice" has the meaning set forth in Section 12.2.

          "Conversion Obligation" means the Company's obligation to deliver cash, and in certain circumstances, cash and shares of Common Stock to a
     Holder upon conversion of its Securities in accordance with the terms of this Indenture.

          "Conversion Period" means the 20 Trading Day period:

               (1) if the Company has called the Securities delivered for conversion for redemption, ending one Trading Day immediately preceding the Redemption Date;

               (2) with respect to Conversion Notices received during the period beginning 25 Trading Days preceding the Maturity Date and ending one
          Trading Day preceding the Maturity Date, ending one Trading Day immediately preceding the Maturity Date;

               (3) with respect to conversions in connection with a Fundamental
          Change, ending one Trading Day prior to the Fundamental Change
          Repurchase Date relating to such Fundamental Change; and

               (4) in all other cases, beginning on the third Trading Day following the Company's receipt of the Holder's Conversion Notice.

                                        3

          "Conversion Price" means, on any date of determination, $1,000 divided by the Conversion Rate as of such date.

          "Conversion Rate" means the number of shares of Common Stock into which each $1,000 principal amount of Securities is convertible, which is initially 9.7741, subject to adjustments pursuant to Article 12.

          "Conversion Value" means, for every $1,000 principal amount of
     Securities being converted, an amount equal to the sum of the daily
     Conversion Values for each of the 20 Trading Days in the Conversion Period, where the "daily conversion value" for any Trading Day equals 1/20th of:

               (1) the Conversion Rate in effect on that day multiplied by

               (2) the Closing Sale Price of the Common Stock on that day,

     provided that, with respect to any conversion (i) during the period beginning 25 Trading Days preceding the Maturity Date and ending one
     Trading Day preceding the Maturity Date or (ii) of Securities called for redemption, if the Closing Sale Price of the Common Stock on the conversion date exceeds the then applicable Conversion Price, the Conversion Value will not be less than $1,000.

          "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the dated hereof is located at 101 Barclay Street, Floor 8 West,
     New York, New York 10286, Attention: Corporate Trust Administration, or
     such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

          "corporation" means any corporation, association, limited liability company, company and business trust.

          "Current Market Price" has the meaning set forth in Section 12.4(g).

          "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "Default" means an event which is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 2.17.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Designated Senior Debt" means:

               (1) any Indebtedness outstanding under the Senior Credit
          Facility; and

                                        4

               (2) any other Senior Debt permitted under this Indenture, the principal amount of which is $25.0 million or more and that has been designated by the Company as "Designated Senior Debt."

          "Dollar," "U.S. Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "DTC" means the Depository Trust Company.

          "DTC Participants" means securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations that have direct access to the DTC.

          "Effective Date" has the meaning specified in Section 12.15.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Event of Default" has the meaning specified in Section 4.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Excluded Subsidiary" means (i) any domestic Subsidiary of the Company that is not a Guarantor and (ii) any Subsidiary of the Company or of L-3
     Communications that has been designated by the Board of Directors as an
     "Unrestricted Subsidiary" pursuant to a Board Resolution, but only to the extent that such Subsidiary has been designated as, or, if the indentures governing the Outstanding Senior Subordinated Notes are no longer in effect, could have been designated as, an "Unrestricted Subsidiary"
     pursuant to the terms of the indentures governing any of the Outstanding
     Senior Subordinated Notes as the same are in effect on the date of this
     Indenture (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of those
     Outstanding Senior Subordinated Notes continue to be outstanding).

          "Ex-Dividend Time" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common
     Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

          "Expiration Time" has the meaning specified in Section 12.4(f).

          "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction which, in the absence of a current market for such transaction, shall be determined in good faith by the Board of Directors.

          "Foreign Subsidiary" means a Subsidiary of the Company that was not organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof or has not guaranteed or otherwise provided credit support for any Indebtedness of the
     Company.

                                        5

          "Fundamental Change" means the occurrence of any of the following after the date of this Indenture:

               (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person," other than the Principals and their Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 50%
          of the Voting Stock of the Company (measured by voting power rather than number of shares); or

               (2) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or

               (3) the adoption of a plan relating to the liquidation or
          dissolution of the Company; or

               (4) the sale, lease, transfer, conveyance or other disposition
          (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the
          Company and its Subsidiaries (other than the Excluded Subsidiaries)
          taken as a whole to any "person" (as such term is defined in Section
          13(d)(3) of the Exchange Act) other than the Principals or their
          Related Parties; or

               (5) the termination of trading of the Company's Common Stock, which will be deemed to have occurred if the Common Stock or other
          Common Stock into which the Securities are convertible is neither listed for trading on a United States national securities exchange nor approved for listing on the Nasdaq National Market or any similar
          United States system of automated dissemination of quotations of securities prices, and no American Depositary Shares or similar instruments for such common stock are so listed or approved for listing in the United States.

          Notwithstanding the foregoing, a Fundamental Change will be deemed not to have occurred if more than 90% of the consideration in the transaction or transactions constituting a Fundamental Change (other than cash payments for fractional shares and cash payments made in respect of dissenters'
     appraisals rights) which would other constitute a Fundamental Change under clauses (1) or (4) above consists of shares of common stock, depository receipts or other certificates representing common equity interests traded or to be traded immediately following such transaction on a national securities exchange or quoted on the Nasdaq National Market and, as a result of the transaction or transactions, the Securities become, subject to Section 12.11, convertible solely into such common stock, depository receipts or other certificates representing common equity interests (and any rights attached thereto).

          "Fundamental Change Company Notice" has the meaning specified in
     Section 11.3.

          "Fundamental Change Repurchase Date" has the meaning specified in
     Section 11.2.

          "Fundamental Change Repurchase Price" has the meaning specified in
     Section 11.2.

          "Fundamental Change Repurchase Right" has the meaning specified in
     Section 11.2.

          "GAAP" has the meaning specified in Section 1.3.

                                        6

          "Global Security" has the meaning specified in Section 2.2(b).

          "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any
     Indebtedness.

          "Guarantees" means the obligations of the Guarantors described herein.

          "Guarantors" means each person named on the signature page hereto, and each Subsidiary of the Company that is required to execute a Guarantee in accordance with the provisions of this Indenture, their respective successors and assigns, other than any Guarantor released from its
     Guarantee in accordance with the terms of this Indenture.

          "Guarantor Senior Debt" means:

               (1) all Indebtedness of L-3 Communications or any of its
          subsidiaries outstanding under the Senior Credit Facility and all
          Hedging Obligations with respect thereto;

               (2) any other Indebtedness incurred by L-3 Communications or any of its subsidiaries, in each case, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Guarantees; and

               (3) all Obligations with respect to the foregoing.

     Notwithstanding anything to the contrary in the foregoing, Guarantor Senior
     Debt will not include:

               (1) any liability for federal, state, local or other taxes owed or owing by L-3 Communications or any of its subsidiaries;

               (2) any Indebtedness of L-3 Communications to any of its
          subsidiaries or other affiliates;

               (3) any trade payables;

               (4) any Indebtedness that is incurred in violation of the
          indentures governing the Outstanding Senior Subordinated Notes; or

               (5) any Obligations with respect to the Outstanding Senior
          Subordinated Notes of L-3 Communications (and the related guarantees).

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) currency exchange or interest rate swap agreements, interest rate cap agreements and currency exchange or interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or interest rates.

          "Holder," when used with respect to any Security, including any Global
     Security, means the Person in whose name the Security is registered in the
     Register.

                                        7

          "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing capital lease obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a
     Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the
     Guarantee by such Person of any indebtedness of any other Person.

          "Indenture" means this Indenture, as supplemented from time to time.

          "Initial Purchasers" means Lehman Brothers Inc., Bear, Stearns & Co.
     Inc., Credit Suisse First Boston Corporation, Banc of America Securities
     LLC, Citigroup Global Markets Inc., Jefferies & Co., Inc., SG Cowen & Co.,
     LLC, Sun Trust Capital Markets, Inc. and Wachovia Capital Markets, LLC.

          "Interest Payment Date" means each of February 1 and August 1;
     provided, however, that if any such date is not a Business Day, the
     Interest Payment Date shall be the next succeeding Business Day and no additional interest (including Contingent Interest and Additional Interest, if any) shall accrue on the Securities in respect of such additional period.

          "Interest Rate" means 3.00% per annum.

          "L-3 Communications" means L-3 Communications Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company.

          "Lehman Investor" means Lehman Brothers Holdings Inc. and any of its
     Affiliates.

          "Lien" means, with respect to any asset, any mortgage, Lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Maturity Date" means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the
     Stated Maturity or by acceleration, conversion, call for redemption, exercise of a Repurchase Right or otherwise.

          "Nasdaq National Market" means the National Association of Securities
     Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the
     United States.

          "Non-Stock Change of Control" means any transaction described under clause (1) or clause (4) under the definition of Fundamental Change pursuant to which 10% or more of the consideration for the Common Stock
     (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) in such transaction consists of cash or securities (or other property) that are not shares of common stock, depositary receipts or other

                                        8

     certificates representing common equity interests traded or scheduled to be traded immediately following such transaction on a U.S. national securities exchange or The Nasdaq National Market.

          "Obligations" means any principal, Contingent Interest (if any) and
     Additional Interest (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereto.

          "Offering Memorandum" means the offering memorandum, dated July 27,
     2005, related to the offering of the Securities.

          "Officer" means, with respect to any Person, the Chairman of the
     Board, the Chief Executive Officer, the President, the Chief Operating
     Officer, the Chief Financial Officer, the Treasurer, any Assistant
     Treasurer, the Controller, the Secretary, any Assistant Secretary or any
     Vice President of such Person.

          "Officers' Certificate" means a certificate signed on behalf of the
     Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
     Section 15.5 and 15.6 hereof.

          "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or a Subsidiary of the Company.

          "Optional Repurchase Date" means the day on which the Company repurchases Securities pursuant to Section 11.1.

          "Optional Repurchase Price" has the meaning specified in Section 11.1.

          "Optional Repurchase Right" has the meaning specified in Section 11.1.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except Securities:

               (1) previously canceled by the Trustee or delivered to the
          Trustee for cancellation;

               (2) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying
          Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying
          Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

               (3) that have been paid in exchange for or in lieu of other
          Securities which have been authenticated and delivered pursuant to this Indenture, other than any such

                                        9

          Securities in respect of which there shall have been presented to the
          Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid
          Obligations of the Company; or

               (4) previously repurchased or converted.

          "Outstanding Senior Subordinated Notes" means the 7 5/8% Senior
     Subordinated Notes due 2012, 6 1/8% Senior Subordinated Notes due 2013, the
     6 1/8% Senior Subordinated Notes due 2014, 5 7/8% Senior Subordinated Notes
     due 2015 and the 6 3/8% Senior Subordinated Notes due 2015 issued by L-3
     Communications and guaranteed by certain of its Subsidiaries.

          "Paying Agent" has the meaning specified in Section 2.5.

          "Payment Blockage Notice" has the meaning specified in Section
     13.3(ii).

          "Permitted Junior Securities" means Equity Interests in a Guarantor or debt securities that are subordinated to all Guarantor Senior Debt of such
     Guarantor (and any debt securities issued in exchange for such Guarantor
     Senior Debt) to substantially the same extent as, or to a greater extent than, the Guarantees are subordinated to such Guarantor Senior Debt pursuant to this Indenture.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

          "Physical Securities" means Securities issued in definitive, fully registered form without interest coupons, substantially in the form of
     Exhibit A hereto, with the applicable legends as provided in Section 2.3.

          "Place of Conversion" means any city in which any Conversion Agent is located.

          "Place of Payment" means any city in which any Paying Agent is located.

          "Predecessor Security" of any particular Security means every previous
     Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any
     Security authenticated and delivered under Section 2.12 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen
     Security.

          "Principals" means any Lehman Investor and Frank C. Lanza.

          "Public Acquirer Change of Control" means a Non-Stock Change of
     Control in which the acquirer has a class of common stock traded on a U.S.
     national securities exchange or quoted on the Nasdaq National Market or that will be so traded or quoted when issued or exchanged in connection with such Non-Stock Change of Control (the "Public Acquirer Common Stock").
     If an acquirer does not itself have a class of common stock satisfying the foregoing requirement, it shall be deemed to have Public Acquirer Common
     Stock if a corporation that directly or indirectly owns at least a majority of the acquirer has a class of common stock satisfying the foregoing requirement, provided that such majority-owning corporation fully and unconditionally guarantees the Securities, in which case all references to
     Public Acquirer Common Stock shall

                                       10

     refer to such class of common stock. Majority owned for these purposes means having "beneficial ownership" (as defined in Rule 13d-3 under the
     Exchange Act) of more than 50% of the total voting power of all shares of the respective entity's capital stock that are entitled to vote generally in the election of directors.

          "Public Acquirer Common Stock" has the meaning specified in the definition of Public Acquirer Change of Control.

          "Purchase Agreement" means the Purchase Agreement, dated July 27,
     2005, among the Company, the Guarantors and the Initial Purchasers.

          "Purchased Shares" has the meaning set forth in Section 12.4(f)(ii).

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Record Date" means either a Regular Record Date or a Special Record
     Date, as the case may be; provided that, for purposes of Section 12.4,
     Record Date has the meaning specified in 12.4(g).

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this
     Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which such Security is to be redeemed pursuant to this Indenture.

          "Reference Period" has the meaning set forth in Section 12.4(d).

          "Register" has the meaning specified in Section 2.5.

          "Registrar" has the meaning specified in Section 2.5.

          "Registration Rights Agreement" means the Resale Registration Rights
     Agreement dated as of July 29, 2005, among the Company, the Guarantors and the Initial Purchasers.

          "Registration Statement" has the meaning specified in the Registration
     Rights Agreement.

          "Regular Record Date" for the interest on the Securities (including
     Contingent Interest and Additional Interest, if any) means 5:00 p.m., New
     York City Time, on the January 15 (whether or not a Business Day) next preceding an Interest Payment Date on February 1 and the July 15 (whether or not a Business Day) next preceding an Interest Payment Date on August 1.

          "Related Party" with respect to any Principal means:

               (1) any controlling stockholder, 50% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal; or

               (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a more than 50% controlling interest of which consist of such
          Principal and/or such other Persons referred to in clause (1) above.

                                       11

          "Representative" means the trustee, agent or representative for any
     Guarantor Senior Debt.

          "Repurchase Date" means the date upon which the Company repurchases
     Securities from Holders who have exercised their Repurchase Right pursuant to Section 11.1 or Section 11.2.

          "Repurchase Right" means either an Optional Repurchase Right or a
     Fundamental Change Repurchase Right.

          "Responsible Officer" shall mean, when used with respect to the
     Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the
     Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Securities" means the Securities defined as such in
     Section 2.3.

          "Restricted Securities Legend" has the meaning set forth in Section
     2.3(a).

          "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Rule 144A" means Rule 144A as promulgated under the Securities Act
     (including any successor rule thereof), as the same may be amended from time to time.

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company."

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Credit Facility" means the Amended and Restated Credit
     Agreement, dated as of July 29, 2005, among the Borrower and a syndicate of banks and other financial institutions led by BOA, as administrative agent,
     Lehman Commercial Paper Inc., as syndication agent, and Banc of America
     Securities LLC and Lehman Brothers, Inc., as joint lead arrangers and joint book managers, and any related notes, collateral documents, letters of credit and guarantees, including any appendices, exhibits or schedules to any of the foregoing (as the same may be in effect from time to time), in each case, as such agreements may be amended, modified, supplemented or restated from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original credit agreements or other credit agreements or otherwise).

          "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" within the meaning specified in Rule 1-02(w) of Regulation S-X.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 2.17.

                                       12

          "Spin-off" has the meaning assigned to it in Section 12.4(d).

          "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations for repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

          "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (A) the sole general partner or the managing general partner of which is such
     Person or a Subsidiary of such Person or (B) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

          "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code
     Section 77aaa-77bbbb), as in effect on the date of this Indenture;
     provided, however, that in the event TIA is amended after such date, "TIA"
     means, to the extent such amendment is applicable to this Indenture, the
     Trust Indenture Act of 1939, as amended, or any successor statute.

          "Trading Day" means:

               (1) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange is open for business;

               (2) if the applicable security is quoted on the Nasdaq National
          Market, a day on which trades may be made thereon; or

               (3) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Trading Price" of a Security on any date of determination means:

               (1) the average of the secondary market bid quotations per $1,000 principal amount of Securities obtained by the Trustee, or at the
          Trustee's election, the Company (which election need be made only once to the Company for purposes hereunder) for $5,000,000 principal amount of the Securities at approximately 3:30 p.m., New York City time, on such determination date from two independent nationally recognized securities dealers selected by the Company, which may include one or more of the Initial Purchasers;

               (2) if at least two such bids cannot reasonably be obtained by the Company, but one such bids can be reasonably obtained by the
          Company, this one bid shall be used; or

                                       13

               (3) if the Trustee, or the Company, as the case may be, cannot reasonably obtain at least one bid for $5,000,000 principal amount of the Securities from a nationally recognized securities dealer, then:

               (i)  for purposes of Section 2.1(d), the Trading Price per $1,000 principal amount of Securities, will be deemed to be the
                    product of:

                    (a) the Conversion Rate then in effect; and

                    (b) the average Closing Sale Price of the Common Stock over the five trading-day period ending on such determination
                    date; and

               (ii) for purposes of Section 12.1(a)(3), the Trading Price, per
                    $1,000 principal amount of Securities, will be deemed to be less than 98% of the applicable Conversion Rate of the
                    Securities multiplied by the Closing Sale Price of the
                    Common Stock on such determination date.

          "Transfer Agent" means any Person, which may be the Company, authorized by the Company to exchange or register the transfer of
     Securities.

          "Trigger Event" has the meaning specified in Section 12.4(d).

          "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "U.S. Government Obligations" means: (1) direct obligations of the
     United States of America for the payment of which the full faith and credit of the United States of America is pledged or (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of
     America and which in either case, are non-callable at the option of the issuer thereof.

          "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock" of any Person as of the date means the Capital Stock of such Person that is at the time entitled to vote in the election of the
     Board of Directors of such Person.

     SECTION 1.2 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities;

          "indenture security holder" means a Holder;

                                       14

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the Securities means the Company and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the
TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     SECTION 1.3 RULES OF CONSTRUCTION.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified
          public Accountants and statements and other pronouncements of the
          Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which were in effect on April 30, 1997
          ("GAAP");

               (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (4) all references to section and article numbers in this
          Indenture shall refer to sections and articles hereof, unless otherwise specified;

                                    ARTICLE 2

                                 THE SECURITIES

     SECTION 2.1 TITLE AND TERMS.

          (a) The Securities shall be known and designated as the "3.00%
Convertible Contingent Debt Securities (CODES) due 2035" of the Company. The
aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $600,000,000 (or $700,000,000 if the Initial Purchasers' option set forth in Section 2 of the Purchase Agreement is exercised in full), except for Securities authenticated and delivered upon registration of, transfer of, in exchange for, or in lieu of other Securities pursuant to Section 2.7, 2.8, 2.9, 2.12, 2.14, 7.5, 10.8, 11.2 or 12.2. The
Securities shall be issuable in denominations of $1,000 or integral multiples thereof.

          (b) The Securities shall mature on August 1, 2035, unless earlier converted, redeemed or repurchased, in each case as permitted under this
Indenture.

                                       15

          (c) Interest shall accrue from and including July 29, 2005 at the
Interest Rate until the principal thereof is paid or made available for payment.
Interest shall be payable semiannually in arrears on February 1 and August 1 in each year, commencing February 1, 2006.

          (d) In addition, interest (the "Contingent Interest") will accrue on each Security during any six-month period from February 1 to July 31 and from
August 1 to January 31, as appropriate, commencing with the six-month period beginning February 1, 2011, if the Trading Price of $1,000 principal amount of
Securities for each of the five Trading Days ending on the second Trading Day immediately preceding the first day of the applicable six-month interest period equals or exceeds 120% of the principal amount of such Security. The rate of
Contingent Interest payable per $1,000 principal amount of a Security in respect of any six-month period will equal 0.25% of the average Trading Price of $1,000 principal amount of a Security during the five Trading Days ending on the second
Trading Day immediately preceding the first day of the applicable six-month interest period. Upon determination by the Company that Holders of Securities will be entitled to receive Contingent Interest during any relevant six-month period, on or prior to the start of the relevant six-month period, the Company will notify the Trustee and issue a press release and publish information with respect to any Contingent Interest on its website.

          (e) Interest (including Contingent Interest and Additional Interest, if any) on the Securities shall be computed (i) for any full semi-annual period, on the basis of a 360-day year of twelve 30-day months and (ii) for less than a full semiannual period for which interest is calculated, on the basis of a
30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

          (f) (i) A Holder of any Security at 5:00 p.m., New York City time, on a Regular Record Date shall be entitled to receive interest (including
Contingent Interest and Additional Interest, if any) on such Security on the corresponding Interest Payment Date. In the event that a Security is converted pursuant to Article 12, the Holder who converts such Security shall not be entitled to receive any separate cash payment for accrued but unpaid interest
(including Contingent Interest and Additional Interest, if any) on such Security from the preceding Interest Payment Date until the Conversion Date, such amounts being deemed to have been paid in full rather than canceled, extinguished or forfeited by receipt of cash or a combination of cash and Common Stock upon conversion. As a result, a Holder of any Security on a Regular Record Date which is converted after 5:00 p.m., New York City time, on a Regular Record Date and prior to 5:00 p.m., New York City time, on the Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) shall receive accrued and unpaid interest (including Contingent Interest and
Additional Interest, if any) on the principal amount of such Security, but will be required to remit to the Company an amount equal to that interest (including
Contingent Interest and Additional Interest, if any) at the time such Holder surrenders the Security for conversion pursuant to Article 12. Notwithstanding the foregoing, the Holder will not be required to make such payment (i) if such
Holder converts the Securities in connection with a redemption and the Company has specified Redemption Date that is after a Record Date and on or prior to the corresponding Interest Payment Date; (ii) if such Holder converts the Securities in connection with a Fundamental Change and the Company has specified a
Fundamental Change Repurchase Date that is after a Record Date and on or prior to the corresponding Interest Payment Date; or (iii) to the extent of any overdue interest (including overdue Contingent Interest and Additional Interest, if any), if overdue interest (or overdue Contingent Interest and Additional
Interest, if any) exists at the time of conversion with respect to such Holder's
Securities.

          (ii) The Company shall pay accrued and unpaid interest (including
Contingent Interest and Additional Interest, if any) to a Person other than the
Holder of record on the Record Date on the

                                       16

Maturity Date. On such date, the Company shall pay accrued and unpaid interest only to the Person to whom the Company pays the principal amount of the
Securities.

          (g) Principal of and interest (including Contingent Interest and
Additional Interest, if any) on Global Securities shall be payable to the
Depositary in immediately available funds.

          (h) Principal on Physical Securities shall be payable in immediately available funds or, at the option of the Company, at the office or agency of the
Company maintained for such purpose, initially the Corporate Trust Office of the
Trustee. Interest (including Contingent Interest and Additional Interest, if any) on Physical Securities will be payable (i) to Holders having an aggregate principal amount of less than $2,000,000, by check mailed to the Holders of these Securities, (ii) to Holders having an aggregate principal amount of
$2,000,000 or more, either by check mailed to each Holder or, upon application by a Holder to the Trustee not later than five Business Days prior to the relevant Interest Payment Date, by wire transfer in immediately available funds to that Holder's account within the United States, which application shall remain in effect until the Holder notifies, in writing, the Trustee to the contrary; provided that all payments at Maturity shall be made at the Corporate
Trust Office of the Trustee.

          (i) The Securities shall be redeemable at the option of the Company as provided in Article 10.

          (j) The Securities shall be repurchaseable by the Company at the option of Holders as provided in Article 11.

          (k) The Securities shall be convertible at the option of the Holders as provided in Article 12.

          (l) The Securities shall rank pari passu with all existing and future senior unsecured Indebtedness of the Company and the Guarantees of the
Indebtedness evidenced by the Securities shall be subordinated in right of payment to Guarantor Senior Debt of the Guarantors as provided in Article 13.

          (m) The Securities shall be jointly and severally guaranteed, on a senior subordinated basis, by the Guarantors as provided in Article 14.

          (n) The Securities will be senior unsecured obligations of the
Company.

     SECTION 2.2 FORM OF SECURITIES.

          (a) Except as otherwise provided pursuant to this Section 2.2, the
Securities are issuable in fully registered form without coupons in substantially the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.3. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. Any of the
Securities may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, or to conform to usage.

                                       17

          (b) The Securities are being offered and sold by the Company pursuant to the Purchase Agreement. Securities offered and sold to QIBs in accordance with Rule 144A, as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3 (each a "Global Security" and collectively the "Global Securities"). Each Global Security shall be duly executed by the Company and authenticated and delivered by the Trustee, and shall be registered in the name of the Depositary or its nominee and retained by the Trustee, as custodian, at its Corporate Trust Office, for credit to the accounts of the Agent Members holding the Securities evidenced thereby. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian, and of the Depositary or its nominee, as hereinafter provided.

          (c) Physical Securities may be exchanged for interests in Global
Securities pursuant to Section 2.9(a).

     SECTION 2.3 LEGENDS.

     (A) RESTRICTED SECURITIES LEGENDS.

          Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 2.3(a)(i), and each stock certificate representing shares of the Common Stock issued upon conversion of any Security issued hereunder, shall, upon issuance, bear the legend set forth in Section 2.3(a)(ii)(each such legend, a "Restricted Securities Legend"), and such legend shall not be removed except as provided in Section 2.3(a)(iii). Each Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(i)
(together with each stock certificate representing shares of the Common Stock issued upon conversion of such Security that bears or is required to bear the
Restricted Securities Legend set forth in Section 2.3(a)(ii), collectively, the
"Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.3(a) (including the Restricted Securities Legend set forth below), and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

          As used in Section 2.3(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          (I) RESTRICTED SECURITIES LEGEND FOR SECURITIES.

          Except as provided in Section 2.3(a)(iii), any certificate evidencing such Security (and all Securities issued in exchange therefor or substitution thereof, other than stock certificates representing shares of the Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in
Section 2.3(a)(ii), if applicable) shall bear a Restricted Securities Legend in substantially the following form:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE
     REFERRED TO HEREIN. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED OR
     TRANSFERRED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF
     ANY PERSON OTHER THAN DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE
     THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.
     BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT
     IN ACCORDANCE WITH THE INDENTURE.

                                       18

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR
     ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET
     FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF OR A BENEFICIAL
     INTEREST HEREIN, THE HOLDER:

     (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN
     RULE 144A UNDER THE SECURITIES ACT;

     (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE TWO YEARS AFTER THE DATE OF
     ORIGINAL ISSUANCE OF THE DEBT SECURITIES EVIDENCED HEREBY OF L-3
     COMMUNICATIONS HOLDINGS, INC. (THE "COMPANY") RESELL OR OTHERWISE TRANSFER
     THE SECURITIES EVIDENCED HEREBY OR THE COMMON STOCK THAT MAY BE ISSUABLE
     UPON CONVERSION OF SUCH SECURITIES EXCEPT (A) TO THE COMPANY OR ANY
     SUBSIDIARY THEREOF, (B) TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED
     INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT
     OF 1933, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED
     EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE
     EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR (D) PURSUANT TO ANY OTHER
     EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF
     1933, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY'S AND
     THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH TRANSFER, TO REQUIRE THE DELIVERY OF
     AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY
     TO US AND THE TRUSTEE; AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITIES
     EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE
     2(C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     In connection with any transfer of Securities prior to the date two years after the date of original issuance of the Securities (other than a transfer pursuant to clause 2(c) above), the Holder must complete and deliver the transfer certificate contained in thE Indenture to the Trustee
     (or any successor trustee, as applicable). If the proposed transfer is pursuant to clause 2(d) above, the Holder must, prior to such transfer, furnish to the Trustee (or any successor trustee, as applicable), such certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act OF 1933).

     The legend set forth above will be removed upon the earlier of the transfer of Securities pursuant to clause 2(c) above or the expiration of two years from the date of original issuance of the Securities. Each stock certificate representing common stock issued upon conversion of the
     Securities will bear a comparable legend (unless such common stock has been transferred pursuant to the exemption from registration provided by Rule
     144 under the Securities Act OF 1933, if available, or pursuant to a registration statement that has been declared effective under the
     Securities Act OF 1933).

                                       19

     FOR PURPOSES OF SECTION 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF
     1986, AS AMENDED, THE SECURITIES ARE BEING ISSUED WITH ORIGINAL ISSUE
     DISCOUNT. IN ADDITION, THE SECURITIES ARE SUBJECT TO REGULATIONS GOVERNING
     CONTINGENT PAYMENT DEBT INSTRUMENTS. UNDER SUCH REGULATIONS, THE COMPARABLE
     YIELD OF THE SECURITIES IS 6.33%.

     THE ISSUER AGREES, AND BY PURCHASING A BENEFICIAL OWNERSHIP INTEREST IN THE
     SECURITIES EACH HOLDER OF Securities WILL BE DEEMED TO HAVE AGREED, FOR
     UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THE Securities AS
     INDEBTEDNESS THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT
     PAYMENT REGULATIONS") AND, FOR PURPOSES OF THE CONTINGENT PAYMENT
     REGULATIONS, TO TREAT THE FAIR MARKET VALUE OF ANY STOCK BENEFICIALLY
     RECEIVED BY A BENEFICIAL HOLDER UPON ANY CONVERSION OF THE Securities AS A
     CONTINGENT PAYMENT AND (2) TO BE BOUND BY THE ISSUER'S DETERMINATION OF THE
     "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF
     THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THE Securities. THE
     ISSUER AGREES TO PROVIDE PROMPTLY TO HOLDER OF Securities, UPON WRITTEN
     REQUEST, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO
     MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN
     REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING ADDRESS: L-3
     COMMUNICATIONS CORPORATION, 600 THIRD AVENUE, 34TH FLOOR, NEW YORK, NEW
     YORK 10016, ATTENTION: INVESTOR RELATIONS.

          (II) RESTRICTED SECURITIES LEGEND FOR THE COMMON STOCK ISSUED UPON
     CONVERSION OF THE SECURITIES.

          Each stock certificate representing Common Stock issued upon conversion of the Securities will bear the following legend (unless such Common
Stock has been sold pursuant to Rule 144 or pursuant to a registration statement that has been declared effective under the Securities Act):

     "THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
     THE Securities ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR
     TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN
     THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION
     OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE
     CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED:

     (1) IT WILL NOT OFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR
     OTHERWISE DISPOSE OF THE SHARES EXCEPT: (A) TO THE COMPANY OR ANY
     SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE
     WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM
     REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE)
     OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED
     EFFECTIVE

                                       20

     UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF
     SUCH TRANSFER;

     (2) PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE, IT WILL
     FURNISH TO SUCH TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS
     APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS
     THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING
     MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
     REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND

     (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE SHARES OF COMMON STOCK
     EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO A CLAUSE
     1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON
     STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(D) ABOVE OR THE EXPIRATION OF
     TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF
     WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

          (III) REMOVAL OF THE RESTRICTED SECURITIES LEGENDS.

          Each Security and each stock certificate representing shares of the
Common Stock issued upon conversion of any Security (other than a stock certificate representing shares of the Common Stock issued upon conversion of a
Security that previously has been sold pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such sale) shall bear the applicable Restricted
Securities Legend set forth in Section 2.3(a)(i) or 2.3(a)(ii), as the case may be, until the earlier of:

               (1) the date which is the later of two years after the original issuance date of such Security and two years after the date such
          Security was last held by an affiliate of the Company; and

               (2) the date such Security has, or such shares of the Common
          Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale).

The Holder must give notice thereof to the Trustee and any transfer agent for the Common Stock, as applicable.

          Notwithstanding the foregoing, the Restricted Securities Legend may be removed from any Security or any stock certificate representing shares of the
Common Stock issued upon conversion of any Security if there is delivered to the
Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security or shares of the Common Stock issued upon conversion of Securities, as the case may be, will not violate the registration requirements of the Securities Act or the qualification requirements under any state securities laws. Upon provision of such satisfactory evidence, at the written direction of the Company, (i) in the

                                       21

case of a Security, the Trustee shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend or (ii) in the case of a stock certificate representing shares of the Common Stock, the transfer agent for the Common Stock shall authenticate and deliver in exchange for the stock certificate or stock certificates representing such shares of Common Stock bearing such legend, one or more new stock certificates representing a like aggregate number of shares of
Common Stock that do not bear such legend. If the Restricted Securities Legend has been removed from a Security or stock certificates representing shares of the Common Stock issued upon conversion of any Security as provided above, no other Security issued in exchange for all or any part of such Security or stock certificates representing shares of the Common Stock issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" (or such shares of
Common Stock are "restricted securities") within the meaning of Rule 144 and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

          Any Security (or Security issued in exchange or substitution therefor)
as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted
Securities Legend set forth in Section 2.3(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Registrar in accordance with the provisions of Section 2.7, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 2.3(a)(i).

          Any stock certificate representing shares of the Common Stock issued upon conversion of any Security as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(ii) as set forth therein have been satisfied may, upon surrender of the stock certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new stock certificate or stock certificates representing a like aggregate number of shares of Common Stock, which shall not bear the Restricted Securities
Legend required by Section 2.3(a)(ii).

          In the event Rule 144(k) as promulgated under the Securities Act is amended to change the two-year period under Rule 144(k), then, the references in the restrictive legend set forth above to "two years," and in the corresponding transfer restrictions described above, the Securities and the Common Stock will be deemed to refer to such changed period. However, such changes will not be made if they are otherwise prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time.

     (B) GLOBAL SECURITY LEGEND.

          Each Global Security shall also bear the following legend on the face thereof:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE
     REFERRED TO HEREIN. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED OR
     TRANSFERRED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF
     ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED
     CIRCUMSTANCES SET FORTH IN THE INDENTURE. BENEFICIAL INTERESTS IN THIS
     GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE
     INDENTURE.

                                       22

     (C) LEGEND FOR PHYSICAL SECURITIES.

          Physical Securities, in addition to the legend set forth in Section
2.3(a)(i), will also bear a legend substantially in the following form:

     THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN
     A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH
     EXCHANGE, WILL HOLD NO NOTES.

     SECTION 2.4 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          Two Officers of the Company shall execute the Securities by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. The Company agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the
Trustee may do so. Each reference in this Indenture to authentication by the
Trustee includes authentication by such agent.

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

Dated:

                                                           The Bank of New York,
                                                                      As Trustee

                                                By
                                                   -----------------------------
                                                            Authorized Signatory

                                       23

     SECTION 2.5 REGISTRAR AND PAYING AGENT.

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying
Agent"). The Registrar shall keep a register of the Securities (the "Register")
and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term
"Registrar" includes any co- registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder. The Company shall notify the
Trustee in writing of the name and address of any Agent not party to this
Indenture. If the Company fails to appoint or maintain another entity as
Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of or interest (including Contingent Interest and Additional Interest, if any) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

               (2) give the Trustee notice of any Default by the Company in the making of any payment of principal or interest (including Contingent
          Interest and Additional Interest, if any) and

               (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the
Company fails to appoint or maintain another entity as Registrar or Paying
Agent, the Trustee shall act as such. The Company or any Affiliate of the
Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

          (i) as Paying Agent in connection with redemptions, offers to purchase and discharges, except as otherwise specified in this Indenture, and

          (ii) as Paying Agent or Registrar if a Default or Event of Default has
     occurred and is continuing.

          The Company hereby initially appoints The Bank of New York as
Registrar and Paying Agent for the Securities.

     SECTION 2.6 PAYING AGENT TO HOLD ASSETS IN TRUST.

          Not later than 11:00 a.m. (New York City time) on each due date of the principal and interest (including Contingent Interest and Additional Interest, if any) on any Securities, the Company shall deposit with one or more Paying
Agents money in immediately available funds in an aggregate amount sufficient to pay the principal and interest (including Contingent Interest and Additional
Interest,

                                       24

if any) due on such date. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the
Paying Agent (if other than the Company) shall have no further liability for the money so paid over to the Trustee.

          If the Company shall act as a Paying Agent, it shall, prior to or on each due date of the principal of or interest (including Contingent Interest and
Additional Interest, if any) on any of the Securities, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay the principal or interest (including Contingent
Interest and Additional Interest, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

     SECTION 2.7 GENERAL PROVISIONS RELATING TO TRANSFER AND EXCHANGE.

          The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this
Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a
Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its Agent) and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a
Global Security being transferred in reliance on an exemption from the registration requirements of the Securities Act (other than in accordance with
Rule 144 or Rule 144A) may only be transferred for a Physical Security.

          When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal aggregate principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the
Holder). Subject to Section 2.4, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate
Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the
Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.14, 7.5 or 10.8).

          Neither the Company nor the Registrar shall be required to exchange or register a transfer of any Securities:

               (1) for a period of 15 Business Days prior to the making of a
          Notice of Redemption of Securities selected for redemption under
          Article 10;

               (2) so selected for redemption or, if a portion of any Security is selected for redemption, the portion thereof selected for redemption;

               (3) surrendered for conversion or, if a portion of any Security is surrendered for conversion, the portion thereof surrendered for conversion; or

                                       25

               (4) any Securities or portions thereof delivered for repurchase
          (and not withdrawn) pursuant to Article 11.

          Each Holder of a Security agrees to indemnify the Company and the
Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this
Indenture and/or applicable United States federal or state securities law.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this
Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between Beneficial Owners of any Global
Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     SECTION 2.8 BOOK-ENTRY PROVISIONS FOR THE GLOBAL SECURITIES.

          (a) The Global Securities initially shall:

               (i)  be registered in the name of the Depositary (or a nominee thereof);

               (ii) be delivered to the Trustee as custodian for such
                    Depositary;

               (iii) bear the Restricted Securities Legend set forth in Section
                    2.3(a)(i); and

               (iv) the Global Securities Legend set forth in Section 2.3(b).

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such
Global Security, and the Depositary may be treated by the Company, the Trustee and any Agent of the Company or the Trustee as the absolute owner of such Global
Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any Agent of the
Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the
Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a
Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.9.

          (d) If at any time:

               (i) the Depositary notifies the Company in writing that it is no longer willing or able to continue to act as Depositary for the Global
     Securities, or the Depositary ceases

                                       26

     to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within
     90 days of such notice or cessation; or

               (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Physical Securities under this
     Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities;

the Depositary shall surrender such Global Security or Global Securities to the
Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such
Global Security or Global Securities, Physical Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. In addition, Physical Securities will be issued in exchange for beneficial interests in a Global Security upon request by or on behalf of the Depository in accordance with customary procedures following the request of a Beneficial Owner seeking to enforce its rights under the Securities or this Indenture. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the Beneficial Owners of the
Securities represented by such Global Security or Global Securities (or any nominee thereof).

          (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the Beneficial Owners thereof pursuant to Section 2.8(d), the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interests in such Global
Security to be transferred.

     SECTION 2.9 SPECIAL TRANSFER PROVISIONS

          Unless a Security is (i) transferred after the time period referred to in Rule 144(k) under the Securities Act or (ii) sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale), the following provisions shall apply to any sale, pledge or other transfer of Securities:

          (A) TRANSFER OF SECURITIES TO A QIB.

          The following provisions shall apply with respect to the registration of any proposed transfer of Securities to a QIB:

          (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by the Depositary.

          (ii) If the Securities to be transferred consist of Physical
     Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating (or has otherwise advised the Company and the
     Registrar in writing) that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating or has otherwise advised the
     Company and the Registrar in writing that:

               (A) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

                                       27

               (B) it and any such account is a QIB within the meaning of Rule
               144A;

               (C) it is aware that the sale to it is being made in reliance on
               Rule 144A;

               (D) it acknowledges that it has received such information
               regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

               (E) it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          In addition, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Securities in an amount equal to the aggregate principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (B) EXEMPTION FROM REGISTRATION.

          Notwithstanding the foregoing, a Security may be transferred or sold pursuant to an exemption from registration under the Securities Act and any other applicable securities laws, or in a transaction not subject to such laws, in each case subject to, and in accordance with, the Restricted Securities
Legend.

          (C) OTHER EXCHANGES.

          In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 2.8 prior to the effectiveness of a shelf registration statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clause (a) above
(including the certification requirements intended to ensure that such transfers comply with Rule 144A) and such other procedures as may from time to time be adopted by the Company.

          (D) GENERAL.

          By its acceptance of any Security bearing the Restricted Securities
Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The
Registrar shall be entitled to receive and rely on written instructions from the
Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to)
the sufficiency of any such certifications, legal opinions or other information.

          The Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 2.8 hereof or this Section 2.9. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                       28

     SECTION 2.10 HOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of
Holders and shall otherwise comply with Section 312(a) of the TIA. If the
Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such
Interest Payment Date or request, as the case may be.

     SECTION 2.11 PERSONS DEEMED OWNERS.

          The Company, the Trustee and any Agent of the Company or the Trustee
may treat the Holder as the owner of such Security for the purpose of receiving payment of principal of and interest (including Contingent Interest and
Additional Interest, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

     SECTION 2.12 MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there is delivered to the Company and the Trustee:

               (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

               (2) such security or indemnity as may be required by them to save each of them and any Agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section 2.12 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new
Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                                       29

          The provisions of this Section 2.12 are exclusive and shall preclude
(to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.13 TREASURY SECURITIES.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall, to the extent permitted by the TIA, be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which the Trustee actually knows are so owned shall be so disregarded.

     SECTION 2.14 TEMPORARY SECURITIES.

          Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed).
Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary
Securities, all as may be determined by the Company. Every such temporary
Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the
Company will execute and deliver to the Trustee Securities in definitive form
(other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the
Company pursuant to Section 9.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of
Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary
Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

     SECTION 2.15 CANCELLATION.

          All securities surrendered for payment, redemption, repurchase, conversion, registration of transfer or exchange shall, if surrendered to any
Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

     SECTION 2.16 CUSIP NUMBERS.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may

                                       30

be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the
CUSIP numbers.

     SECTION 2.17 DEFAULTED INTEREST.

          If the Company fails to make a payment of interest (including
Contingent Interest and Additional Interest, if any) on any Security when due and payable ("Defaulted Interest"), it shall pay such Defaulted Interest plus
(to the extent lawful) additional interest on the Defaulted Interest at the annual rate of 1% above the then applicable Interest Rate from the applicable
Interest Payment Date, in any lawful manner. It may elect to pay such Defaulted
Interest, plus any such interest payable on it, to the Persons who are Holders of such Securities on which the interest is due on a subsequent Special Record
Date. The Company shall notify the Trustee in writing of the amount of Defaulted
Interest proposed to be paid on each such Security. The Company shall fix any such Special Record Date and payment date for such payment. At least 15 days before any such Special Record Date, the Company shall mail to Holders affected thereby a notice that states the Special Record Date, the Interest Payment Date, and amount of such interest (and such Contingent Interest and/or Additional
Interest, if any) to be paid.

                                   ARTICLE 3

                           SATISFACTION AND DISCHARGE

     SECTION 3.1 SATISFACTION AND DISCHARGE OF INDENTURE.

          When:

               (1) the Company shall deliver to the Trustee for cancellation all
          Securities previously authenticated (other than any Securities which have been destroyed, lost or stolen and in lieu of, or in substitution for which, other Securities shall have been authenticated and delivered) and not previously canceled; or

               (2) all the Securities not previously canceled or delivered to the Trustee for cancellation will become due and payable or are by their terms scheduled to become due and payable, within one year; and

               (3) the Company shall deposit with the Trustee, in trust, cash in
          U.S. Dollars and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in accordance with their terms, will provide (and without reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal of or interest
          (including Contingent Interest and Additional Interest, if any) on all
          of the Securities (other than any Securities which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not previously canceled or delivered to the Trustee for cancellation, on the dates such payments of principal or interest
          (including Contingent Interest and Additional Interest, if any) are
          due to such date of Maturity;

the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, except as to:

                                       31

               (i) remaining rights of registration of transfer, substitution and exchange and conversion of Securities;

               (ii) rights of conversion in accordance with the terms set forth in this Indenture;

               (iii) rights hereunder of Holders to receive payments of
          principal of and interest (including Contingent Interest and
          Additional Interest, if any) on, the Securities and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee; and

               (iv) the rights and immunities of the Trustee hereunder);

and the Trustee, on demand of the Company accompanied by an Officers'
Certificate and an Opinion of Counsel and at the cost and expense of the
Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided, however, that the Company shall reimburse the Trustee for all amounts due the Trustee under Section 5.8 and for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

     SECTION 3.2 DEPOSITED MONIES TO BE HELD IN TRUST.

          Subject to Section 3.3, all monies deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it to the payment either directly or through any Paying Agent (including the Company if acting as its own
Paying Agent), to the Holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest (including
Contingent Interest and Additional Interest, if any). All monies deposited with the Trustee pursuant to Section 3.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon the earlier of the request of the Company and the date on which there are no Securities outstanding.

     SECTION 3.3 RETURN OF UNCLAIMED MONIES.

          The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal or interest (including Contingent
Interest and Additional Interest, if any) that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                                    ARTICLE 4

                              DEFAULTS AND REMEDIES

     SECTION 4.1 EVENTS OF DEFAULT.

          An "Event of Default" with respect to the Securities occurs when any of the following occurs (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 relating to a
Subsidiary Guarantee or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                       32

          (1) the Company defaults in the payment when due of interest,
     Contingent Interest or Additional Interest, if any, on the Securities and
     such default continues for a period of 30 calendar days (whether or not prohibited by the subordination provisions of this Indenture relating to the Subsidiary Guarantee);

          (2) the Company defaults in the payment when due at Maturity, or the
     Company fails to pay the Redemption Price or the Repurchase Price, in
     respect of any Securities when due of the principal of the Securities
     (whether or not prohibited by the subordination provisions of this
     Indenture relating to the Subsidiary Guarantee);

          (3) the Company fails to comply with any of its other agreements in this Indenture or the Securities (other than a default specified in clause
     (1) or (2) above) and such default or breach continues for a period of 60 consecutive days after written notice of such breach or default shall have been given to the Company by the Trustee or to the Company and the Trustee
     by the Holders of 25% or more in aggregate principal amount of the
     Outstanding Securities;

          (4) the Company defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for borrowed money of the Company or any of its
     Subsidiaries (other than the Excluded Subsidiaries) (or the payment of which is guaranteed by the Company or any of its Subsidiaries (other than
     Excluded Subsidiaries)) whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates $50.0 million or more;

          (5) failure by the Company or any of its Subsidiaries (other than the
     Excluded Subsidiaries) to pay final judgments aggregating in excess of
     $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

          (6) the commencement by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant
     Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any
     Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of the Company or any group of
     Subsidiaries that, taken as a whole, would constitute a Significant
     Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Significant Subsidiary of the Company or any group of
     Subsidiaries that, taken as a whole, would constitute a Significant
     Subsidiary to the filing of such petition or to the appointment of or the taking possession by a Custodian of the Company or any Significant
     Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or of any substantial part of their properties, or the making by the Company or any Significant
     Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant
     Subsidiary of the

                                       33

     Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in writing of their inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary of the Company or any group of
     Subsidiaries that, taken as a whole, would constitute a Significant
     Subsidiary expressly in furtherance of any such action;

          (7) the Company fails to deliver shares of its Common Stock (including any additional shares) or cash, in lieu thereof, or a combination of the foregoing, upon conversion of any Securities and such failure continues for
     10 days following the scheduled settlement date for such conversion;

          (8) the Company fails to provide notice of the actual effective date of a Fundamental Change on a timely basis as required by this Indenture and such failure continues for 10 Business Days; or

          (9) except as permitted by this Indenture, any Guarantee of the
     Securities shall be held in any judicial proceeding to be unenforceable or invalid.

     SECTION 4.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default with respect to Outstanding Securities other than the Event of Default specified in Section 4.1(6) above occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, by written notice to the Company, may declare due and payable 100% of the principal amount of all Outstanding
Securities plus any accrued and unpaid interest (including Contingent Interest and Additional Interest, if any) to the date of payment. Upon a declaration of acceleration, such principal and accrued and unpaid interest (including
Contingent Interest and Additional Interest, if any) to the date of payment shall be immediately due and payable; provided, however, that so long as any
Designated Senior Debt is outstanding, such declaration shall not become effective with respect to any Guarantee until the earlier of:

               (1) the day which is five Business Days after the receipt by the
          Representative of Designated Senior Debt of such notice of acceleration; or

               (2) the date of the acceleration of any Designated Senior Debt.

          After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Securities outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration if:

               (1) The Company has paid (or deposited with the Trustee a sum sufficient to pay) (i) all overdue interest (including Contingent
          Interest and Additional Interest, if any) on all Securities; (ii) the
          principal amount of any Securities that have become due otherwise than by such declaration of acceleration; (iii) to the extent that payment of such interest is lawful, interest upon overdue interest (including
          Contingent Interest and Additional Interest, if any); and (iv) all
          sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the
          Trustee, its Agents and counsel; and

                                       34

               (2) all Events of Default, other than the non-payment of the principal amount and any accrued and unpaid interest (including
          Contingent Interest and Additional Interest, if any) that have become due solely by such declaration of acceleration, have been cured or waived.

          No such rescission or annulment shall affect any subsequent Default or impair any right consequent thereon. If an Event of Default under Section 4.1(6)
occurs and is continuing with respect to the Company, then, without any further action by the Holders, the principal amount of all Outstanding Securities plus any accrued and unpaid interest (including Contingent Interest and Additional
Interest, if any) shall become immediately due and payable.

     SECTION 4.3 OTHER REMEDIES.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal and interest
(including Contingent Interest and Additional Interest, if any) on the
Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     SECTION 4.4 WAIVER OF PAST DEFAULTS.

          The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding
Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

               (1) in the payment of the principal of or interest (including
          Contingent Interest and Additional Interest, if any) on any Security
          (provided, however, that subject to Section 4.2, the Holders of a majority in aggregate principal amount of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration);

               (2) resulting from the failure to convert any Securities into cash or cash and Common Stock (if the Company so elects) as required by this Indenture;

               (3) resulting from the failure to pay the Redemption Price on the
          Redemption Date in connection with a redemption by the Company, under
          Section 10.2, or the Repurchase Price on the Repurchase Date in
          connection with a Holder exercising its Repurchase Rights, under
          Section 11.1 or 11.2; or

               (4) in respect of a covenant or provision hereof which, under
          Section 7.2, cannot be modified or amended without the consent of the
          Holders of each Outstanding Security affected.

                                       35

Upon any such waiver, such Default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 4.5 CONTROL BY MAJORITY.

          The Holders of a majority in aggregate principal amount of the
Outstanding Securities (or, to the extent permitted by the TIA, such lesser amount as shall have acted at a meeting pursuant to the provisions of this
Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

               (1) conflicts with any law or with this Indenture;

               (2) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein; or

               (3) may expose the Trustee to personal liability.

The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 4.6 LIMITATION ON SUIT.

          No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

               (1) such Holder has previously given written notice to the
          Trustee of an Event of Default that is continuing;

               (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have (i) made written request to the
          Trustee to pursue the remedy and (ii) offered reasonable security or indemnity to the Trustee against any costs, liability or expense of the Trustee;

               (3) the Trustee has failed to comply with the request for 60 calendar days after its receipt of such notice, request and offer of indemnity; and

               (4) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority in aggregate principal amount of the Outstanding Securities
          (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

     SECTION 4.7 UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO
CONVERT.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest

                                       36

(including Contingent Interest and Additional Interest, if any) on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date, or in the case of the exercise of a
Repurchase Right, on a Fundamental Change Repurchase Date, and to convert such
Security in accordance with Article 12, and to bring an action for the enforcement of any such payment on or after such respective dates and such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

     SECTION 4.8 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY THE
TRUSTEE.

          The Company covenants that if:

               (1) a Default or Event of Default is made in the payment of any interest (including Contingent Interest and Additional Interest, if any) on any Security when such interest (including Contingent Interest and Additional Interest, if any) becomes due and payable and such
          Default or Event of Default continues for a period of 30 days; or

               (2) a Default or Event of Default is made in the payment of the principal of any Security at the Maturity thereof;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the
Holders of such Securities, the whole amount then due and payable (as expressed therein or as a result of any acceleration effected pursuant to Section 4.2) on such Securities for principal and interest (including Contingent Interest and
Additional Interest, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest (including Contingent Interest and Additional Interest, if any)
calculated using the Interest Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its Agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the
Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 4.9 TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the
Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including
Contingent Interest and Additional Interest, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                                       37

               (1) to file and prove a claim for the whole amount of principal and interest (including Contingent Interest and Additional Interest, if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its
          Agents and counsel) and of the Holders of Securities allowed in such judicial proceeding; and

               (2) to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same;

and any Custodian in any such judicial proceedings is hereby authorized by each
Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its Agents and counsel and any other amounts due the Trustee under Section 5.8.

          Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a
Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the
Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

     SECTION 4.10 RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the
Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 4.11 RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.12, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 4.12 DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

                                       38

     SECTION 4.13 APPLICATION OF MONEY COLLECTED.

          Subject to Article 13, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including Contingent Interest and Additional Interest, if any) upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee;

          SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including Contingent Interest and
          Additional Interest, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest
          (including Contingent Interest and Additional Interest, if any)
          respectively; and

          THIRD: Any remaining amounts shall be repaid to the Company.

     SECTION 4.14 UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant;
but the provisions of this Section shall not apply to any suit instituted by the
Company, to any suit instituted by the Trustee, to any suit instituted by any
Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any
Holder of any Security for the enforcement of the payment of the principal of or interest (including Contingent Interest and Additional Interest, if any) on any
Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption or exercise of a Repurchase Right, on or after the Redemption
Date or the Repurchase Date, as applicable) or for the enforcement of the right to convert any Security in accordance with Article 12.

     SECTION 4.15 WAIVER OF STAY OR EXTENSION LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                       39

                                    ARTICLE 5

                                   THE TRUSTEE

     SECTION 5.1 CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Event of Default,

               (1) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements to this Indenture
          (but need not investigate or confirm the accuracy of mathematical calculations or any facts stated therein).

          (b) In case an Event of Default actually known to a Responsible
     Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the
     Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) This paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 5.1;

               (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
          and

               (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority in principal amount of the Outstanding Securities (or, to the extent permitted by the TIA, such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the
          Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.1.

                                       40

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees of counsel).

          (f) [Intentionally omitted]

          (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by Agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (h) The Trustee shall not be deemed to have notice or actual knowledge of any Default or Event of Default unless a Responsible Officer of the
     Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default is received by the Trustee pursuant to Section
     15.2, and such notice references the Securities and this Indenture.

          (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

     SECTION 5.2 CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 5.1 and subject to Section 315(a)
through (d) of the TIA:

               (1) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

               (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both.
          The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

               (3) The Trustee may act through attorneys and Agents and shall not be responsible for the misconduct or negligence of any attorney or
          Agent appointed with due care.

               (4) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

                                       41

               (5) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

               (6) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficiently evidenced by a Company order and any resolution of the
          Board of Directors shall be sufficiently evidenced by a Board
          Resolution.

               (7) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

               (8) The Trustee may request that the Company deliver an Officers'
          Certificate setting forth the names of individuals and/or titles of
          Officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

               (9) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer
          (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

     SECTION 5.3 INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any
Affiliate of the Company with the same rights it would have if it were not
Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12.

     SECTION 5.4 MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

     SECTION 5.5 TRUSTEE'S DISCLAIMER.

          The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the
Company, and the Trustee assumes no responsibility for their correctness. The
Trustee makes no representations as to the validity, sufficiency or

                                       42

priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 5.6 NOTICE OF DEFAULTS.

          Within 90 days after the occurrence of any Default or Event of Default hereunder of which the Trustee has received written notice, the Trustee shall give notice to Holders pursuant to Section 15.2, unless such Default or Event of
Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of or interest (including Contingent Interest and Additional Interest, if any) or in
the payment of any redemption or repurchase obligation on any Security, the
Trustee shall be protected in withholding such notice if and so long as
Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. The Company will give the
Trustee notice of any uncured Event of Default within 10 days after any Officer of the Company (other than Assistant Treasurer or Assistant Secretary) becomes aware of or receives actual notice of such Event of Default.

     SECTION 5.7 REPORTS BY TRUSTEE TO HOLDERS.

          The Trustee shall transmit to Holders such reports concerning the
Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

          A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the
Securities are listed. The Company shall promptly notify the Trustee when the
Securities become listed on any stock exchange or any delisting thereof.

     SECTION 5.8 COMPENSATION AND INDEMNIFICATION.

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith.
When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law. The
Company also covenants to indemnify the Trustee and its officers, directors, employees and Agents for, and to hold such Persons harmless against, any loss, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim (whether asserted by the
Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of such Persons. The obligations of the Company under this
Section 5.8 to compensate and indemnify the Trustee and its officers, directors, employees and Agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall

                                       43

survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a
Lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

     SECTION 5.9 REPLACEMENT OF TRUSTEE.

          A resignation or removal of the Trustee and appointment of a successor
Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

          The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority in aggregate principal amount of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the
Trustee if:

          (i) the Trustee fails to comply with Section 5.11 or Section 310 of the TIA;

          (ii) the Trustee becomes incapable of acting;

          (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;
     or

          (iv) a Custodian or public officer takes charge of the Trustee or its property.

          If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority in aggregate principal amount of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.11.

          If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as the case may be, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor
Trustee's succession to the Holders. Upon payment of its charges, the retiring
Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its Lien, if any, provided for in
Section 5.8. Notwithstanding replacement of the Trustee pursuant to this Section
5.9, the Company's obligations under Section 5.8 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

                                       44

     SECTION 5.10 SUCCESSOR TRUSTEE BY MERGER, ETC.

          Subject to Section 5.11, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the administration of this Indenture) to, another Person, corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

     SECTION 5.11 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          The Trustee shall at all times satisfy the requirements of Section
310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $25 million as set forth in its (or its related bank holding company's)
most recent published annual report of condition. The Trustee is subject to
Section 310(b) of the TIA.

     SECTION 5.12 COLLECTION OF CLAIMS AGAINST THE COMPANY.

          The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                   ARTICLE 6

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 6.1 COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not in a single transaction or a series of related transactions, consolidate with or merge with or into any other Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

               (1) either (a) the Company is the surviving corporation or (b) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation or limited liability company, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto and a supplemental agreement (in the case of the Registration Rights
          Agreement), executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including Contingent Interest and
          Additional Interest, if any) on all the Securities and the performance of every covenant of this Indenture and obligation under the
          Registration Rights Agreement on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.12, to the extent applicable;

               (2) at the time of consummation of such transaction, no Default or Event of Default shall have happened and be continuing;

                                       45

               (3) the Company shall have delivered to the Trustee an Officers'
          Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

               (4) if as a result of such transaction the Securities become convertible into common stock or other securities issued by a third party, such third party fully and unconditionally guarantees all
          Obligations of the Company or such successor under the Securities, this Indenture and the Registration Rights Agreement.

     SECTION 6.2 SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, in accordance with
Section 6.1, the successor Person formed by such consolidation or into which the
Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Securities, this Indenture and the Registration Rights
Agreement with the same effect as if such successor Person had been named as the
Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities and the Registration Rights Agreement.

                                    ARTICLE 7
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     SECTION 7.1 WITHOUT CONSENT OF HOLDERS OF SECURITIES.

          Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

          (a) add to the covenants of the Company and/or the Guarantors for the benefit of the Holders of Securities;

          (b) surrender any right or power herein conferred upon the Company and/or the Guarantors;

          (c) make provision with respect to the Repurchase Right of the Company and conversion rights of Holders of Securities pursuant to Sections 11.2 and 12.12, respectively;

          (d) provide for the assumption of the Company's Obligations to the
     Holders of Securities in the case of a merger or consolidation or sale, conveyance, transfer or lease of the Company's property and assets substantially as an entirety pursuant to Article 6;

          (e) increase the Conversion Rate; provided, however, that such increase in the Conversion Rate shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such increase);

          (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                                       46

          (g) make any changes or modifications necessary in connection with the registration of any Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (g) does not adversely affect the interests of the
     Holders of Securities in any material respect;

          (h) cure any ambiguity, or correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective; provided, however, that such action pursuant to this clause (h) does not adversely affect the interests of the Holders of
     Securities in any material respect; provided, further, that any amendment made solely to conform the provisions of this Indenture to the description of the Securities contained in the Offering Memorandum will not be deemed to adversely affect the interest of the Holders of the Securities;

          (i) make any provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and that shall not be inconsistent with provisions of this Indenture; provided, however, that such action pursuant to this clause (i) does not adversely affect the interests of the Holders of Securities in any material respect;

          (j) adding Guarantees of Obligations under the Securities;

          (k) provided for a successor Trustee; or

          (l) secure the Securities.

     SECTION 7.2 WITH CONSENT OF HOLDERS OF SECURITIES.

          Except as provided below in this Section 7.2, this Indenture or the
Securities may be modified, amended or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities or (ii)
by the adoption of a resolution, at a meeting of Holders of the Outstanding
Securities at which a quorum is present, by the Holders of a majority in aggregate principal amount of the Outstanding Securities represented at such meeting.

          Without the written consent or the affirmative vote of each Holder of
Securities affected thereby, an amendment or waiver under this Section 7.2 may not:

          (a) extend the Stated Maturity of the principal of, or any installment of interest (including Contingent Interest and Additional Interest, if any), on any Security;

          (b) reduce the rate or extend the time for payment of interest
     (including Contingent Interest and Additional Interest, if any), on any
     Security;

          (c) impair or adversely affect the conversion rights of any Holder of
     Securities;

          (d) reduce the principal amount of any Security;

          (e) reduce any amount payable upon redemption or repurchase of any
     Security;

          (f) change the currency of payment of principal of or interest
     (including Contingent Interest and Additional Interest, if any), on any
     Security;

                                       47

          (g) impair the right of any Holder to institute suit for the enforcement of any payment in or with respect to any Security;

          (h) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 9.2;

          (i) modify the provisions in Article 10 relating to the redemptions of the Securities in a manner adverse to the Holders of the Securities;

          (j) modify any of the provisions of in Article 11 relating to the
     Company's Obligation to repurchase the Securities at the option of the
     Holders on specified repurchase dates or upon a Fundamental Change in a manner that is adverse to the Holders of the Securities;

          (k) reduce the requirements of Section 8.4 for quorum or voting requirements for consent to any modification of the Indenture that does not require the consent of each affected Holder;

          (l) modify the provisions of Article 12 with respect to the type of consideration a Holder will receive upon conversion of the Securities; or

          (m) modify the provisions of Article 7 with respect to the modification of this Indenture or waiver under this Indenture.

          It shall not be necessary for any Act of Holders of Securities under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 7.3 COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     SECTION 7.4 REVOCATION OF CONSENTS AND EFFECT OF CONSENTS OR VOTES.

          Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

          An amendment, supplement or waiver becomes effective on receipt by the
Trustee of written consents from or affirmative votes by, as the case may be, the Holders of the requisite percentage of aggregate principal amount of the
Outstanding Securities, and thereafter shall bind every Holder of Securities;
provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (m) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a Security which has consented to it or voted for it, as the case may be, and every subsequent Holder of a Security or portion of a Security that evidences the same indebtedness as the Security of the consenting or affirmatively voting Holder, as the case may
be.

                                       48

     SECTION 7.5 NOTATION ON OR EXCHANGE OF SECURITIES.

          If an amendment, supplement or waiver changes the terms of a Security:

          (a) the Trustee may require the Holder of a Security to deliver such
     Securities to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the
     Trustee may place an appropriate notation on any Security thereafter authenticated; or

          (b) if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

          Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

     SECTION 7.6 TRUSTEE TO SIGN AMENDMENT, ETC.

          The Trustee shall sign any amendment authorized pursuant to this
Article 7 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign such amendment, the Trustee shall be entitled to receive and shall be fully protected in relying upon an
Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture.

     SECTION 7.7 FORM OF CONSENT.

          The consent of the Holders of Securities is not necessary under this
Indenture to approve the particular form of any proposed modification or amendment. It is sufficient if such consent approves the substance of the proposed modification or amendment. After a modification or amendment under this
Indenture becomes effective, the Company shall mail to the Holders a notice briefly describing such modification or amendment. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the modification or amendment.

                                    ARTICLE 8

                        MEETING OF HOLDERS OF SECURITIES

     SECTION 8.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

     SECTION 8.2 CALL NOTICE AND PLACE OF MEETINGS.

          (a) The Trustee may at any time call a meeting of Holders of
Securities for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of
Securities, setting forth the time and the place of such meeting and

                                       49

in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 15.2, not less than 21 nor more than
180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the
Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a)
of this Section 8.2.

     SECTION 8.3 PERSONS ENTITLED TO VOTE AT MEETINGS.

          To be entitled to vote at any meeting of Holders of Securities, a
Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a
Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the
Company and its counsel.

     SECTION 8.4 QUORUM; ACTION.

          The Persons entitled to vote a majority in principal amount of the
Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding
Securities which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in principal amount of Outstanding Securities represented and voting at such meeting.

          Any resolution passed or decisions taken at any meeting of Holders of
Securities duly held in accordance with this Section shall be binding on all the
Holders of Securities, whether or not present or represented at the meeting.

                                       50

          SECTION 8.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
          MEETINGS.

          (a) Notwithstanding any other provisions of this Indenture, the
Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 15.4 and the appointment of any proxy shall be proved in the manner specified in Section 15.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 15.4 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

          (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d) Any meeting of Holders of Securities duly called pursuant to
Section 8.2 at which a quorum is present may be adjourned from time to time by
Persons entitled to vote a majority in principal amount of the Outstanding
Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 8.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

          The vote upon any resolution submitted to any meeting of Holders of
Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of
Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                       51

                                    ARTICLE 9

                                    COVENANTS

     SECTION 9.1 PAYMENT OF PRINCIPAL AND INTEREST.

          The Company will duly and punctually pay the principal of and interest
(including Contingent Interest and Additional Interest, if any) in respect of the Securities in accordance with the terms of the Securities and this
Indenture.

     SECTION 9.2 MAINTENANCE OF OFFICES OR AGENCIES.

          The Company hereby appoints the Corporate Trust Office of the Trustee, where Securities may be:

          (i) presented or surrendered for payment;

          (ii) surrendered for registration of transfer or exchange;

          (iii) surrendered for conversion;

and where notices and demands to or upon the Company in respect of the
Securities and this Indenture maybe served.

          The Company may at any time and from time to time vary or terminate the appointment of any such office or appoint any additional offices for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or monies sufficient to pay the principal of and interest (including Contingent Interest and Additional
Interest, if any) on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section
9.3, the Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the
Company in respect of the Securities and this Indenture may be served. The
Company will give prompt written notice to the Trustee, and notice to the
Holders in accordance with Section 15.2, of the appointment or termination of any such Agents and of the location and any change in the location of any such office or agency.

          If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

     SECTION 9.3 CORPORATE EXISTENCE.

          Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                       52

     SECTION 9.4 PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will, and will cause any Significant Subsidiary to, promptly pay and discharge or cause to be paid and discharged all material taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its income or profits or upon any of its property, real or personal, or upon any part thereof, as well as all material claims for labor, materials and supplies which, if unpaid, might by law become a Lien or charge upon its property; provided, however, that neither the Company nor any Significant
Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, levy, or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Significant Subsidiary, as the case may be, shall have set aside on its books reserves deemed by it adequate with respect thereto.

     SECTION 9.5 REPORTS.

          (a) The Company shall deliver to the Trustee, or file electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval
system (or any successor thereto), within 15 days after it files them with the
SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the
SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the
Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The
Company also shall comply with the other provisions of Section 314(a) of the
TIA.

          (b) Delivery of such reports, information and documents to the Trustee
(whether by physical delivery or electronically) is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any informational contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

          (c) If at any time the Company is not subject to Section 13 or 15(d)
of the Exchange Act, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, the information, if any, required to be delivered by it pursuant to Rule
144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such Security.

     SECTION 9.6 COMPLIANCE CERTIFICATE.

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December
31), an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or any
Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or
Default and, if so, specifying each such failure or Default and the nature thereof. In the event an Officer of the Company comes to have actual knowledge of a Default, regardless of the date, the Company shall deliver an Officers'
Certificate to the Trustee specifying such Default and the nature and status thereof.

     SECTION 9.7 TAX TREATMENT.

          The Company agrees, and by purchasing a Beneficial Ownership interest in the Securities each Holder of Securities will be deemed to have agreed, for
United States federal income tax purposes

                                       53

(1) to treat the Securities as indebtedness that is subject to Treas. Reg. Sec.
1.1275-4 (the "Contingent Payment Regulations") and, for purposes of the
Contingent Payment Regulations, to treat the Fair Market Value of any stock beneficially received by a beneficial Holder upon any conversion of the
Securities as a contingent payment and (2) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the
Securities. The Company agrees to provide promptly to Holder of Securities, upon written request, the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule. Any such written request should be sent to the Company at the following address: L-3
Communications Corporation, 600 Third Avenue, 34th Floor, New York, New York
10016, Attention: Investor Relations.

     SECTION 9.8 ADDITIONAL INTEREST.

          If Additional Interest is payable by the Company pursuant to the
Registration Rights Agreement, the Company shall deliver to the Trustee an
Officers' Certificate to that effect stating (i) the amount of such Additional
Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Additional Interest is payable. If the Company has paid Additional Interest directly to the persons entitled to them, the Company shall deliver to the Trustee an Officers'
Certificate setting forth the particulars of such payment.

                                   ARTICLE 10

                            REDEMPTION OF SECURITIES

     SECTION 10.1 [SECTION INTENTIONALLY OMITTED]

     SECTION 10.2 OPTIONAL REDEMPTION.

          At any time on or after February 1, 2011, the Company may redeem in cash all or a part of the Securities at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed, plus accrued and unpaid interest (including Contingent Interest and Additional Interest, if any) to, but
excluding, the Redemption Date. However, if the Redemption Date is after a
Record Date and on or prior to the corresponding Interest Payment Date, the interest (including Contingent Interest and Additional Interest, if any) will be paid on the Redemption Date to the Holder of record on the Record Date.

          If the Company exercises its option to redeem Securities pursuant to this Section 10.2, a Holder may nevertheless exercise its right to convert such
Securities pursuant to Article 12 until 5:00 p.m., New York City time, on the day that is one Business Day immediately preceding the Redemption Date, even if the Securities are not otherwise convertible at that time.

     SECTION 10.3 NOTICE TO TRUSTEE.

          If the Company elects to redeem Securities pursuant to the provisions of Section 10.2, it shall notify the Trustee at least 45 days (unless a shorter period is reasonably acceptable to the Trustee) prior to the intended Redemption
Date of (i) such intended Redemption Date, (ii) the principal amount of
Securities to be redeemed and (iii) the CUSIP numbers of the Securities to be redeemed.

                                       54

     SECTION 10.4 SELECTION OF SECURITIES TO BE REDEEMED.

          If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed in principal amounts of $1,000 or integral multiples of $1,000 from the Outstanding Securities by a method that complies with the requirements of any exchange on which the Securities are listed, or, if the Securities are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. Securities and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denominations for Securities to be redeemed or any integral multiple thereof.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the
Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such
Holder would have otherwise been entitled to receive upon conversion of such
Security. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

          The Company will not be required to:

               (1) issue, register the transfer of, or exchange any Securities during the period of 15 days before the mailing of the notice of redemption, or

               (2) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part. The Company may not redeem the Securities if it has failed to pay interest on the
          Securities and such failure to pay is continuing.

          The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any
Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 10.5 NOTICE OF REDEMPTION.

          Notice of redemption shall be given in the manner provided in Section
15.2 to the Holders of Securities to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date.

          All notices of redemption shall state:

               (1) that the Holder has a right to convert the Securities called for redemption and the Conversion Rate then in effect, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

               (2) the intended Redemption Date;

                                       55

               (3) the date on which the Conversion Period will begin;

               (4) the Redemption Price and interest (including Contingent
          Interest and Additional Interest, if any) accrued and unpaid to, but excluding, the Redemption Date, if any;

               (5) whether the Company has elected to settle any Conversion
          Value in excess of $1,000 per $1,000 principal amount of the
          Securities converted by delivering shares of Common Stock;

               (6) if fewer than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be
          Outstanding after such partial redemption;

               (7) that on the Redemption Date the Redemption Price and interest
          (including Contingent Interest and Additional Interest, if any)
          accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed, and that interest (including Contingent Interest and Additional
          Interest, if any) thereon shall cease to accrue on and after such date;

               (8) the place or places where such Securities are to be
          surrendered for payment of the Redemption Price, accrued and unpaid interest (including Contingent Interest and Additional Interest, if any); and

               (9) the CUSIP number of the Securities.

          The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.7, and shall specify the serial numbers of Securities, if Physical Securities are selected for redemption, and the portions thereof called for redemption.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the
Trustee in the name of and at the expense of the Company.

     SECTION 10.6 EFFECT OF NOTICE OF REDEMPTION.

          Notice of redemption having been given as provided in Section 10.5, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified plus interest (including
Contingent Interest and Additional Interest, if any) and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest
(Contingent Interest and Additional Interest, if any). Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price; provided, however, the installments of interest on Securities whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.7.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest
(including Contingent Interest and Additional Interest, if any) from the
Redemption Date at the applicable rate.

                                       56

     SECTION 10.7 DEPOSIT OF REDEMPTION PRICE.

          Prior to 11:00 a.m. New York City time on any Redemption Date, the
Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price, and accrued and unpaid interest
(including Contingent Interest and Additional Interest, if any) in respect of all the Securities to be redeemed on that Redemption Date, other than any
Securities called for redemption on that date which have been converted prior to the date of such deposit, and accrued and unpaid interest, if any, on such
Securities.

          If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company on
Company Order or, if then held by the Company, shall be discharged from such trust.

     SECTION 10.8 SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 9.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such
Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 11

      REPURCHASE AT THE OPTION OF THE HOLDER UPON SPECIFIC REPURCHASE DATES
                             OR A FUNDAMENTAL CHANGE

     SECTION 11.1 OPTIONAL REPURCHASE DATES.

          On February 1, 2011, February 1, 2016, February 1, 2021, February 1,
2026 and February 1, 2031, Holders will have the right (the "Optional Repurchase
Right") to require the Company to repurchase, at the Optional Repurchase Price, all or part of the Securities for which such Holder has properly delivered and not withdrawn a written repurchase notice. The Securities submitted for repurchase must be $1,000 in principal amount or whole multiples thereof.

          The Optional Repurchase Price will be payable in cash and will equal
100% of the principal amount of the Securities being repurchased, plus accrued and unpaid interest (including Contingent Interest and Additional Interest, if any) to, but excluding, the Optional Repurchase Date (the "Optional Repurchase
Price"). However, if the Optional Repurchase Date is after a Record Date and on or prior to the corresponding Interest Payment Date, the interest (including
Contingent Interest and Additional Interest, if any) will be paid on the
Optional Repurchase Date to the Holder of record on the Record Date.

          The Company will give notice at least 20 Business Days prior to each
Optional Repurchase Date to all record Holders at their addresses shown in the
Register of the Registrar and to Beneficial Owners as required by applicable law. The notice shall state:

               (1) the Optional Repurchase Date;

               (2) the date by which the Optional Repurchase Right must be exercised;

                                       57

               (3) the Optional Repurchase Price;

               (4) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion;

               (5) whether the Company has elected to settle any Conversion
          Value in excess of $1,000 per $1,000 principal amount of the
          Securities converted, if any, by delivering shares of Common Stock in the event a Holder elects to convert the Securities in accordance with
          Section 12.1(a)(4);

               (6) the place or places where such Securities are to be delivered for payment of the Optional Repurchase Price and accrued and unpaid interest, if any; and

               (7) the CUSIP number of the Securities.

          To exercise the Optional Repurchase Right, a Holder must deliver at any time from 9:00 a.m., New York City time, on the date that is 20 Business
Days prior to the applicable Optional Repurchase Date to 5:00 p.m., New York
City time, on the applicable Optional Repurchase Date, a written notice to the
Paying Agent of such Holder's exercise of its Optional Repurchase Right
(together with the Securities to be repurchased, if Physical Securities have been issued). The repurchase notice must:

               (1) if the Holder holds a beneficial interest in a Global
          Securities, comply with appropriate DTC procedures;

               (2) if the Holder holds Physical Securities, state the Securities certificate numbers;

               (3) state the portion of the principal amount of such Holder's
          Securities to be repurchased, which must be in $1,000 multiples; and

               (4) state that the Securities are to be repurchased by the
          Company pursuant to the applicable provisions of the Securities and this Indenture.

          A Holder may withdraw its repurchase notice at any time prior to 5:00
p.m., New York City time, on the applicable Optional Repurchase Date, by delivering a written notice of withdrawal to the Paying Agent. If a repurchase notice is given and withdrawn during that period, the Company will not be obligated to repurchase the Securities listed in the repurchase notice. The withdrawal notice must:

               (1) if the Holder holds a beneficial interest in a Global
          Securities, comply with appropriate DTC procedures;

               (2) if the Holder holds Physical Securities, state the
          certificate numbers of the withdrawn Securities;

               (3) state the principal amount of the withdrawn Securities; and

               (4) state the principal amount, if any, which remains subject to the repurchase notice.

                                       58

          Payment of the Optional Repurchase Price for Securities for which a repurchase notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Securities, together with necessary endorsements, to the Paying Agent, as the case may be. Payment of the Optional
Repurchase Price for the Securities will be made promptly following the later of the Optional Repurchase Date and the time of book-entry transfer or delivery of the Securities, as the case may be.

          If the Paying Agent holds on the Business Day immediately following the Optional Repurchase Date cash sufficient to pay the Optional Repurchase
Price of the Securities that Holders have elected to require the Company to repurchase, then, as of the Optional Repurchase Date:

               (1) those Securities will cease to be outstanding and interest
          (including Contingent Interest and Additional Interest, if any) will cease to accrue, whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Paying
          Agent, as the case may be; and

               (2) all other rights of the Securities Holders will terminate, other than the right to receive the Optional Repurchase Price upon delivery or transfer of the Securities.

          In connection with any repurchase, the Company will, to the extent applicable:

               (1) comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act that may be applicable at the time of the offer to repurchase the Securities;

               (2) file a Schedule TO or any other schedule required in
          connection with any offer by the Company to repurchase the Securities;
          and

               (3) comply with all other federal and state securities laws in connection with any offer by the Company to repurchase the Securities.

     SECTION 11.2 FUNDAMENTAL CHANGE REPURCHASE RIGHT.

          In the event that a Fundamental Change shall occur at any time prior to Maturity, each Holder shall have the right (the "Fundamental Change
Repurchase Right"), at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, some or all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to an integral multiple of $1,000), on the date specified in the Fundamental Change Company Notice given pursuant to Section
11.3 in connection with such Fundamental Change (the "Fundamental Change
Repurchase Date") that is no earlier than 20 days nor later than 35 days after the date of such Fundamental Change Company Notice.

          The Fundamental Change Repurchase Price will be payable in cash and will equal 100% of the principal amount of the Securities being repurchased, plus accrued and unpaid interest (including Contingent Interest and Additional
Interest, if any) to, but excluding, the Repurchase Date (the "Fundamental
Change Repurchase Price"). However, if the Fundamental Change Repurchase Date is
after a Record Date and on or prior to the corresponding Interest Payment Date, the interest (including Contingent Interest and Additional Interest, if any)
will be paid on the Fundamental Change Repurchase Date to the Holder of record on the Record Date.

                                       59

          SECTION 11.3 NOTICES; METHOD OF EXERCISING FUNDAMENTAL CHANGE
          REPURCHASE RIGHT, ETC.

          (a) On or before the fifth calendar day after the occurrence of a
Fundamental Change, the Company shall give to all Holders and to Beneficial
Owners (to the extent required by applicable law) of Securities on the date of the Fundamental Change notice, in the manner provided in Section 15.2, of the occurrence of the Fundamental Change and of the Fundamental Change Repurchase
Right set forth herein arising as a result thereof (the "Fundamental Change
Company Notice"). The Company shall also deliver a copy of such Fundamental
Change Company Notice to the Trustee and the Paying Agent. Each Fundamental
Change Company Notice shall state:

               (1) the Fundamental Change Repurchase Date;

               (2) the date by which the Fundamental Change Repurchase Right must be exercised;

               (3) the Fundamental Change Repurchase Price;

               (4) that on the Fundamental Change Repurchase Date the
          Fundamental Change Repurchase Price will become due and payable in cash upon each such Security designated by the Holder to be repurchased, and that interest (including Contingent Interest and
          Additional Interest, if any) thereon shall cease to accrue on and after said date;

               (5) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion;

               (6) whether the Company has elected to settle any Conversion
          Value in excess of $1,000 per $1,000 principal amount of the
          Securities converted, if any, by delivering shares of Common Stock in the event a Holder elects to convert the Securities in accordance with
          Section 12.1(a)(5);

               (7) the place or places where such Securities, together with the
          Notice of Exercise of Repurchase Right certificate included in Exhibit
          A annexed hereto, are to be delivered for payment of the Fundamental
          Change Repurchase Price;

               (8) the CUSIP number of the Securities;

               (9) a description of the event causing the Fundamental Change;
          and

               (10) any other procedures Holders must follow to require the
          Company to repurchase the Securities.

          No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a Fundamental Change
Repurchase Right or affect the validity of the proceedings for the repurchase of
Securities.

          If any of the foregoing provisions or other provisions of this Article
11 are inconsistent with applicable law, such law shall govern.

                                       60

          (b) To exercise its Fundamental Change Repurchase Right, a Holder shall deliver to the Paying Agent prior to 5:00 p.m., New York City time, on the
Fundamental Change Repurchase Date:

               (1) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased which must be $1,000 or whole multiples thereof (and, if any Security is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the
          Fundamental Change Repurchase Right is being made thereby;

               (2) the Securities with respect to which the Fundamental Change
          Repurchase Right is being exercised and the applicable provision in this Indenture pursuant to which the Fundamental Change Repurchase
          Right is being exercised;

               (3) if the Holder holds a beneficial interest in Global
          Securities such Holder's notice must comply with the appropriate DTC procedures; and

               (4) if the Holder holds Physical Securities, the Securities certificate numbers.

          The right of the Holder to convert the Securities with respect to which the Fundamental Change Repurchase Right is being exercised shall continue until 5:00 p.m., New York City time, on the Business Day immediately preceding the Fundamental Change Repurchase Date provided that the Holder delivers notice to the Paying Agent prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date.

          (c) In the event a Fundamental Change Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Fundamental Change Repurchase Price in cash, as provided above, for payment to the Holder on the Fundamental Change Repurchase
Date, payable in cash with respect to the Securities as to which the Fundamental
Change Repurchase Right has been exercised.

          (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Fundamental Change Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest (including Contingent Interest and Additional Interest, if any) to the extent permitted by applicable law from the Fundamental Change
Repurchase Date at the applicable rate and each Security shall remain convertible into cash and Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the
Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the
Security so surrendered.

          (f) All Securities delivered for repurchase shall be delivered to the
Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15.

                                       61

          (g) Holders may withdraw their repurchase notice at any time prior to
5:00 p.m., New York City time, on the Fundamental Change Repurchase Date by delivering a written notice of withdrawal to the Paying Agent. If a repurchase notice is given and withdrawn during that period, the Company will not be obligated to repurchase the Securities listed on the repurchase notice. The withdrawal notice must:

               (i)  if the Holder holds a beneficial interest in a Global
                    Security, comply with appropriate DTC procedures;

               (ii) if the Holder holds Physical Securities, state the
                    certificate numbers of the withdrawn Securities;

               (iii) state the principal amount of the withdrawn Securities; and

               (iv) state the principal amount, if any, which remain subject to the repurchase notice.

          (h) The Company will publicly announce the results of the Fundamental
Change Repurchase Right offer on or as soon as practicable after it closes.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES

     SECTION 12.1 CONVERSION RIGHT AND CONVERSION RATE.

          (a) Subject to and upon compliance with the provisions of this
Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is an integral multiple of $1,000 may be converted, prior to 5:00 p.m., New York City time, on the Business Day preceding the Maturity Date at the principal amount thereof, or of such portion thereof, into cash, or at the option of the Company as described below, cash and duly authorized, fully paid and nonassessable shares of Common Stock, at the
Conversion Rate, determined as hereinafter provided, in effect at the time of conversion only under the following circumstances:

               (1) prior to August 1, 2033, on any date during any fiscal quarter of the Company beginning after September 30, 2005 (and only during such fiscal quarter), if the Closing Sale Price of the Common
          Stock was more than 120% of the then current Conversion Price for at least 20 Trading Days in the period of the 30 consecutive Trading-Days ending on the last Trading Day of the previous fiscal quarter;

               (2) on or after August 1, 2033, at all times on or after any date on which the Closing Sale Price of the Common Stock is more than 120%
          of the then current Conversion Price;

               (3) during the five consecutive Business-Day period following any five consecutive Trading-Day period in which the average of the
          Trading Prices for the Securities for that five Trading Day Period was less than 98% of the average of the Closing Sale Prices of the Common
          Stock during that period multiplied by the then current Conversion
          Rate;

                                       62

               (4) if the Company has called the Securities for redemption, until the close of business on the Business Day prior to the
          Redemption Date;

               (5) during the period specified in clause (b) below if a
          Fundamental Change occurs; or

               (6) upon the occurrence of the corporate transactions specified in clause (c) of this Section 12.1.

          For each fiscal quarter of the Company commencing prior to August 1,
2033, beginning with the fiscal quarter beginning October 1, 2005, the Company will determine, on the first Business Day following the last Trading Day of the prior fiscal quarter, whether the Securities are convertible pursuant to clause
(1) above. From August 1, 2033, the Company, on a daily basis, whether the
Securities are convertible pursuant to clause (2) above. Whenever the Securities shall become convertible pursuant to this Section 12.1, the Company or, at the
Company's written request, the Trustee in the name and at the expense of the
Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 15.2, and the Company shall also publicly announce such information and publish it on the Company's website. Any notice so given shall be conclusively presumed to have been duly given, whether or not the
Holder receives such notice.

          The Company shall have no obligation to determine the Trading Price of the Securities and whether the Securities are convertible pursuant to clause (3)
above unless a holder of the Securities provides the Company with reasonable evidence that the Trading Price per $1,000 principal amount of Securities is less than 98% of the product of the Closing Sale Price of the Common Stock and the Conversion Rate then in effect per $1,000 principal amount of Securities. At such time, the Company shall determine the Trading Price of the Securities and shall determine whether the Securities are subject to conversion pursuant to clause (3) above.

          (b) If a Fundamental Change occurs, holders may convert Securities at any time beginning on the Business Day following the effective date of the
Fundamental Change and until and including 5:00 p.m., New York City time, on the
Business Day preceding the Fundamental Change Repurchase Date. To the extent the
Company is aware of any such effective date, it shall notify the Holders of the anticipated effective date of any Fundamental Change at least 20 calendar days prior to such date.

          (c) In addition, in the event that the Company distributes to all holders of its Common Stock (A) rights or warrants (other than pursuant to a rights plan) entitling them to purchase, for a period of 45 calendar days or less, shares of Common Stock at a price per share less than the average Closing
Sale Price of the Common Stock for the ten Trading Days immediately preceding the declaration for such distribution or (B) cash or other assets, debt securities or rights to purchase its securities (other than pursuant to a rights plan), where the Fair Market Value of such distribution per share of Common
Stock exceeds 10% of the Closing Sale Price of a share of Common Stock on the
Trading Day immediately preceding the date of declaration for such distribution, then, in each case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 calendar days prior to the Ex-Dividend
Time for such distribution, until the earlier of 5:00 p.m., New York City time, on the Business Day immediately preceding the Ex-Dividend Time and the date the
Company announces that such distribution will not take place.

          To the extent that the cash and any combination of cash and Common
Stock received by a Holder of the Securities upon the conversion of the
Securities is subject to U.S. withholding tax and

                                       63

such cash and Common Stock is not sufficient to comply with the Company's U.S.
withholding obligations with respect to such payments, the Company may, to the extent required by law, recoup or set-off such liability against any payments made with respect to the cash and Common Stock received upon conversion, including, but not limited to any actual cash dividends or distributions subsequently made with respect to such Common Stock.

          Notwithstanding the foregoing, in the case of a distribution pursuant to Section 12.1(c), no adjustment to the ability of a Holder of Securities to convert will be made if the Holder participates or will participate in the distribution without conversion as a result of holding Securities.

          The conversion right shall expire at the close of business on the
Business Day immediately preceding August 1, 2035.

     SECTION 12.2 EXERCISE OF CONVERSION RIGHT.

          To exercise the conversion right with respect to any Physical
Securities, the Holder of Physical Securities to be converted shall surrender such Physical Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, accompanied by a duly signed conversion notice substantially in the form attached hereto as Exhibit D (the "Conversion
Notice"), to the Company, with a copy to the Trustee, stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In addition, the Holder must furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent; and pay the funds with respect to the interest (including Contingent Interest and Additional
Interest, if any), any transfer tax or similar taxes if required pursuant to this Indenture.

          In order to exercise the conversion right with respect to any interest in Global Securities, the Holder must complete, or cause to be completed, the
Conversion Notice and the appropriate instructions form for conversion pursuant to the Depositary's book-entry conversion program; deliver, or cause to be delivered, by book-entry delivery an interest in such Global Securities.

          Except as set forth in the next sentence, Securities surrendered for conversion during the period from 5:00 p.m., New York City time, on any Regular
Record Date but prior to 5:00 p.m., New York City time, on the next succeeding
Interest Payment Date shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest (including Contingent Interest and Additional Interest, if any) to be
received on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Notwithstanding the foregoing, a Holder is not required to make such payment (a) if such Holder converts its Securities in connection with a redemption and the Company has specified a Redemption Date that is after a Record Date and on or prior to the corresponding Interest
Payment Date; (b) if such Holder converts its Securities in connection with a
Fundamental Change and the Company has specified a Fundamental Change Repurchase
Date that is after a Record Date and on or prior to the corresponding Interest
Payment Date; or (c) to the extent of any overdue interest (including overdue
Contingent Interest and Additional Interest, if any), if overdue interest (or overdue Contingent Interest and Additional Interest, if any) exists at the time of conversion with respect to such Holder's Securities.

          Except as described in this Section 12.2 and Section 12.4, the Company will not make any payment or other adjustment for interest accrued (including
Contingent Interest and Additional Interest, if any) on any Securities converted or for any dividends on any Common Stock issued upon conversion of the
Securities. Accrued and unpaid interest (including Contingent Interest and
Additional Interest, if any) and accrued tax original issue discount (if any) to the Conversion Date shall be deemed to

                                       64

be paid in full with the cash paid or combination of cash paid and shares of
Common Stock issued upon conversion rather than cancelled, extinguished or forfeited.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the provisions of this Article 12, including any required payments, and at such time the rights of the Holders of such Securities as
Holders shall cease, and the Person or Persons entitled to receive the cash and
Common Stock, if any, issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock, if any, at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued and delivered to such Conversion Agent cash, and in certain circumstances, any stock certificate or stock certificates representing the number of full shares of Common Stock issuable upon conversion of such
Securities, together with payment in lieu of any fraction of a share as provided in Section 12.3.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such
Securities.

          If shares of Common Stock to be issued upon conversion of a Restricted
Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the Holder of such
Restricted Security, such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in the form of Security set forth in Exhibit A annexed hereto, dated the date of surrender of such
Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the
Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder shares of Common Stock or
Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed certificate.

          The Company hereby initially appoints The Bank of New York as the
Conversion Agent.

     SECTION 12.3 FRACTIONS OF SHARES.

          In the event that a portion of the consideration to be paid to a
Holder upon conversion is paid in shares of Common Stock, no fractional shares of Common Stock shall be issued upon conversion of any Security or Securities.
If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the
Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Closing
Sale Price of the Common Stock as of the Trading Day preceding the date of conversion.

     SECTION 12.4 ADJUSTMENT OF CONVERSION RATE.

          The Conversion Rate shall be subject to adjustment, calculated by the
Company, from time to time as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of
     Common Stock, the Conversion Rate in

                                       65

     effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction:

               (i) the numerator of which shall be the number of shares of
          Common Stock outstanding at the close of business on the Record Date
          (as defined in Section 12.4(g)) fixed for such determination; and

               (ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

          Such increase shall become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 12.4(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the
     Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined or reclassified into a smaller number of shares of Common Stock, the
     Conversion Rate in effect at the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, combination or reclassification becomes effective.

          (c) In case the Company shall issue rights or warrants (other than any rights or warrants referred to in Section 12.4(d)) to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase, for a period of less than 45 days, shares of
     Common Stock at a price per share less than the Current Market Price on the
     Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate shall be adjusted so that the same shall equal the price determined by dividing the Conversion Rate in effect at the opening of business on the date after such Record Date by a fraction:

               (i) the numerator of which shall be the number of shares of
          Common Stock outstanding at the close of business on the Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price; and

               (ii) the denominator of which shall be the number of shares of
          Common Stock outstanding on the close of business on the Record Date, plus the total number of additional shares of Common Stock so offered for subscription or purchase.

          Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the

                                       66

     adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion
     Rate which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Current
     Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (d) In case the Company shall, by dividend or otherwise, distribute to all or substantially holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.4(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 12.4(c), (2) any stock, securities or other property or assets (including cash) distributed in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.12 applies, (3)
     dividends and distributions paid exclusively in cash or (4) any dividends or distributions described in Section 12.4(a) (the securities and assets described in foregoing clauses (1), (2), (3) and (4) hereinafter in this
     Section 12.4(d) called the "securities"), then, in each such case, except as otherwise provided in this Section 12.4(d), the Conversion Rate shall be increased by dividing the Conversion Rate in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

               (i) the numerator of which shall be the Current Market Price on such date, less the Fair Market Value on such date of the portion of the securities so distributed applicable to one share of Common Stock
          (determined on the basis of the number of shares of the Common Stock outstanding on the Record Date); and

               (ii) the denominator of which shall be such Current Market Price on such Record Date.

          Such increase shall become effective immediately prior to the opening of business on the day following the record date for such distribution.
     However, in the event that the then Fair Market Value (as so determined) of the portion of the securities so distributed applicable to one share of
     Common Stock is equal to or greater than the Current Market Price on the
     Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of securities such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

          If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 12.4(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the
     Current Market Price pursuant to Section 12.4(g) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

                                       67

          Notwithstanding the foregoing, in the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's Subsidiaries (a "Spin-Off"), the Conversion Rate
     shall be increased so that the same shall be equal to the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

               (i) the numerator of which shall be shall be the Current Market
     Price of the Common Stock on such Record Date and

               (ii) the denominator of which the Current Market Price of the
     Common Stock, plus the Fair Market Value of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the
     Record Date), determined as set forth below; and

     such increase shall become effective immediately prior to the opening of business on the day following the last Trading Day of the Spin-Off
     Valuation Period. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the
     Conversion Rate that would then be in effect if such dividend or distribution had not been declared. In the case of a Spin-Off, the Fair
     Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities on the principal securities market on which such securities are traded for the five consecutive Trading
     Days commencing on and including the sixth day of trading of those securities after the effectiveness of the Spin-Off (the "Spin-Off Valuation
     Period"), and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair
     Market Value of the securities distributed in the Spin-Off shall mean such public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

               Rights or warrants distributed by the Company to all holders of
     Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

               (i) are deemed to be transferred with such shares of Common
     Stock;

               (ii) are not exercisable; and

               (iii) are also issued in respect of future issuances of Common
     Stock;

     shall be deemed not to have been distributed for purposes of this Section
     12.4(d) (and no adjustment to the Conversion Rate under this Section
     12.4(d) will be required) until the occurrence of the earliest Trigger
     Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant
     (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger
     Event or other event (of

                                       68

     the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section
     12.4(d):

               (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or
          Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase; and

               (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

               For purposes of this Section 12.4(d) and Sections 12.4(a),
     12.4(b) and 12.4(c), any dividend or distribution to which this Section
     12.4(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 12.4(b)
     applies, or rights or warrants to subscribe for or purchase shares of
     Common Stock to which Section 12.4(c) applies (or any combination thereof), shall be deemed instead to be:

               (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 12.4(a), 12.4(b) and 12.4(c) apply, respectively (and any Conversion Rate adjustment required by this
          Section 12.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

               (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Rate reduction adjustment by Sections 12.4(a),
          12.4(b) and 12.4(c) with respect to such dividend or distribution shall then be made), except:

                    (A) the Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other
               distribution," "Record Date fixed for such determinations" and
               "Record Date" within the meaning of Section 12.4(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of
               Section 12.4(b), and (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants,"
               "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record
               Date" within the meaning of Section 12.4(c); and

                    (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                                       69

          In the event of any distribution referred to in Section 12.4(d) in which (1) the Fair Market Value of such distribution applicable to one share of Common Stock (determined as provided above) equals or exceeds the average of the Closing Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Record Date for such distribution or (2) the average of the Closing Sale Prices of the Common
     Stock over the ten consecutive Trading Day period ending on the Record Date for such distribution exceeds the Fair Market Value of such distribution by less than $1.00, then, in each such case, in lieu of an adjustment to the
     Conversion Rate, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security, in addition to shares of Common Stock, the kind and amount of such distribution such
     Holder would have received had such Holder converted such Security immediately prior to the Record Date for determining the shareholders entitled to receive the distribution.

          (e) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock cash (other than dividends or distributions made in connection with the Company's liquidation, dissolution or winding-up or upon a merger or consolidation and other than quarterly cash dividends to the extent that such dividends do not exceed (i) $0.125 per share in any quarter or (ii) $0.50 per share in any calendar year (each such number, the "dividend threshold amount,"
     which amount shall be subject to adjustment on an inversely proportional basis whenever the Conversion Rate is adjusted, provided that no adjustment will be made to the dividend threshold amount for any adjustment made to the Conversion Rate pursuant to this Section 12.4(e)), the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the Record Date for such dividend or distribution by a fraction:

               (i) the numerator of which shall be the Current Market Price of the Common Stock minus the dividend threshold amount, and

               (ii) the denominator of which shall be the Current Market Price of the Common Stock minus the amount per share of such dividend or distribution.

          If an adjustment is required to be made as set forth in this Section
     12.4(e) as a result of a distribution that is not a regular quarterly or annual dividend, the dividend threshold amount will be deemed to be zero.
     If such dividend or distribution is not so paid or made, the Conversion
     Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

          (f) In case the Company or any of its Subsidiaries makes a payment to holders of Common Stock in respect of a tender or exchange offer made by the Company or one of its Subsidiaries for shares of Common Stock to the extent that the offer involves aggregate consideration that, together with any cash and the Fair Market Value of any other consideration in respect of any tender or exchange offer by the Company or any of its Subsidiaries for shares of Common Stock, exceeds the Closing Sale Price per share of the
     Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased by dividing the Conversion Rate in effect immediately prior to the expiration time of such tender or exchange offer (the "Expiration Time") by a fraction of:

               (i) the numerator of which shall be the number of shares of
          Common Stock outstanding (including any tendered shares) at the
          Expiration Time multiplied by the

                                       70

          Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time; and

               (ii) the denominator shall be the sum of (x) the Fair Market
          Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased
          Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the
          Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time.

          Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion
     Rate which would then be in effect if such tender or exchange offer had not been made. If the application of this Section 12.4(f) to any tender offer would result in an decrease in the Conversion Rate, no adjustment shall be made for such tender offer under this Section 12.4(f).

          (g) For purposes of this Section 12.4, the following terms shall have the meanings indicated:

               (1) "Current Market Price" shall mean the average of the daily
          Closing Sale Prices per share of Common Stock for the ten consecutive
          Trading Days immediately prior to the date in question; provided, however, that if:

                    (i) the "ex" date (as hereinafter defined) for any event
               (other than the issuance or distribution requiring such
               computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.4(a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Closing Sale Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event;

                    (ii) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an
               adjustment to the Conversion Rate pursuant to Section 12.4(a),
               (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each Trading
               Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event; and

                    (iii) the "ex" date for the issuance or distribution
               requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause
               (i) or (ii) of this proviso, the Closing Sale Price for each
               Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one

                                       71

               share of Common Stock as of the close of business on the day before such "ex" date.

          For purposes of any computation under Section 12.4(c) and 12.4(e), the
     Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Sale Prices per share of Common Stock for the 10 consecutive Trading Days immediately prior to the Record Date for the distribution requiring such computation.

          Notwithstanding the foregoing, whenever successive adjustments to the
     Conversion Rate are called for pursuant to this Section 12.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.4 and to avoid unjust or inequitable results as determined in good faith by the Board of
     Directors.

               (2) [intentionally omitted]

               (3) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of
          Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security)
          is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

          (h) The Company may make such increases in the Conversion Rate, in addition to those required by Sections 12.4(a), (b), (c), (d), (e) or (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 Business Days and the increase is irrevocable during the period and the Board of Directors determines in good faith that such increase would be in the best interests of the Company, which determination shall be conclusive and set forth in a Board Resolution.
     Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the Register a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

          (i) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in the
     Conversion Rate; provided that any adjustments that by reason of this
     Section 12.4(i) are not required to be made shall be carried forward and taken into consideration when calculating any subsequent adjustments, and the Company shall make such carry forward adjustments, regardless of whether the aggregate adjustment is less than 1%, (a) annually on the anniversary of the date of this Indenture and otherwise (b)(1) five
     Business Days prior to the Maturity of the Securities (whether at Stated
     Maturity or otherwise) or (2) prior to the Redemption Date, Fundamental
     Change Repurchase Date or Repurchase Date, unless such adjustments have already been made. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                                       72

          (j) In any case in which this Section 12.4 provides that an adjustment shall become effective immediately after a Record Date for an event, the
     Company may defer until the occurrence of such event (i) issuing to the
     Holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 12.3.

          (k) For purposes of this Section 12.4, the number of shares of Common
     Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The
     Company will not pay any dividend or make any distribution on shares of
     Common Stock held in the treasury of the Company.

          (l) If the distribution date for the rights provided in the Company's rights agreement, if any, occurs prior to the date a Security is converted, and the Holder of the Security who converts such Security after the distribution date is not entitled to receive the rights that would otherwise be attached (but for the date of conversion) to the shares of
     Common Stock received upon such conversion, then an adjustment shall be made to the Conversion Rate pursuant to clause 12.4(c) as if the rights were being distributed to the common stockholders of the Company immediately prior to such conversion. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Rate, on an equitable basis, to take account of such event.

          (m) If the Conversion Rate of the Securities is adjusted pursuant to this Indenture, to the extent such adjustment results in a constructive distribution to beneficial owners of Securities under Section 305 of the
     Code of the Internal Revenue Code of 1986, as amended, which distribution gives rise to a U.S. withholding tax liability, the Company may, to the extent required by law, recoup or set-off such liability against any payments (whether in cash or Common Stock) made with respect to the
     Securities (or any payment with respect to Common Stock received upon conversion thereof) to such beneficial owners.

          (n) No adjustment to the Conversion Rate shall be made pursuant to this Section 12.04 if the Holders of the Securities may participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 12.04. In addition, in cases where the amount of cash or the
     Fair Market Value of assets, debt securities or certain rights, warrants or options to purchase the Company's securities, applicable to one share of
     Common Stock, distributed to stockholders:

               (1) equals or exceeds the average Closing Sale Price over the ten consecutive Trading Day period ending on the Record Date for such distribution, or

               (2) such Closing Sale Price exceeds the Fair Market Value of such assets, debt securities or rights, warrants or options so
               distributed by less than $1.00,

rather than being entitled to an adjustment in the Conversion Rate pursuant to the terms of this Indenture, the Holder will be entitled to receive upon conversion, in addition to the cash and shares of Common Stock, if any, the kind of assets, debt securities or rights, warrants or options comprising the distribution that such Holder would have received if such Holder had, subject to
Section 12.11, converted such Securities solely into Common Stock based on the applicable Conversion Rate immediately prior to the Record Date for determining the stockholders entitled to receive the distribution.

                                       73

     SECTION 12.5 NOTICE OF ADJUSTMENTS OF CONVERSION RATE.

          Whenever the Conversion Rate is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section
12.4(h) for which the notice required by such paragraph has been provided), the
Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based.
Unless and until the Trustee and any Conversion Agent other than the Trustee receive an Officers' Certificate setting forth an adjustment to the Conversion
Rate, the Trustee and such Conversion Agent may assume without inquiry that the
Conversion Rate has not and is not required to be adjusted and that the last
Conversion Rate of which the Trustee and such Conversion Agent have knowledge remains in effect. Promptly after delivery of such Officers' Certificate, the
Company shall prepare a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder as it appears in the Register within 20 days of the effective date of such adjustment. The Company shall also issue a press release and publish this information on its website. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of
Securities desiring inspection thereof at its office during normal business hours.

     SECTION 12.6 NOTICE PRIOR TO CERTAIN ACTIONS.

          In case at any time after the date hereof:

               (1) the Company shall declare a dividend (or any other
          distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

               (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

               (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company;
          or

               (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.2, and shall cause to be provided to the Trustee and all Holders in accordance with Section 15.2, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating:

                                       74

          (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

          (B) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

          Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 12.6.

     SECTION 12.7 COMPANY TO RESERVE COMMON STOCK.

          The Company shall at all times use its best efforts to reserve and keep available, free from preemptive rights, out of its authorized but unissued
Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Outstanding Securities.

     SECTION 12.8 TAXES ON CONVERSIONS.

          Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

     SECTION 12.9 COVENANT AS TO COMMON STOCK.

          The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issuance be fully paid and nonassessable and that the Company will pay all taxes, Liens and charges with respect to the issuance thereof, except (1) as provided in Section 12.8 or (2)
with respect to any Liens or charges created by or imposed upon such Common
Stock by the Holder of the Security or Securities to be converted.

     SECTION 12.10 CANCELLATION OF CONVERTED SECURITIES.

          All Securities delivered for conversion shall be delivered to the
Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15.

     SECTION 12.11 SETTLEMENT UPON CONVERSION.

          (a) Upon conversion, the settlement amount will be computed as follows: (1) if the Company elects to satisfy the entire Conversion Obligation in cash, it will deliver to the Holder for each $1,000 principal amount of the
Securities converted cash in an amount equal to the Conversion Value; or

                                       75

(2) if the Company elects to satisfy the Conversion Obligation in a combination of cash and Common Stock, it will deliver to the Holder for each $1,000 principal amount of the Securities converted: (i) cash in an amount equal to (i)
the fixed dollar amount per $1,000 principal amount of the Securities of the
Conversion Obligation to be satisfied in cash specified in the notice regarding the Company's chosen method of settlement or, if lower, the Conversion Value, or
(ii) the percentage of the Conversion Obligation to be satisfied in cash specified in the notice regarding the Company's chosen method of settlement multiplied by the Conversion Value, as the case may be (the "cash amount");
provided that in either case the cash amount shall in no event be less than the lesser of (a) the principal amount of the Securities converted and (b) the
Conversion Value; and (ii) a number of shares for each of the 20 Trading Days in the Conversion Period equal to 1/20th of (i) the Conversion Rate then in effect minus (ii) the quotient of the cash amount divided by the Closing Sale Price of the Common Stock for that day (plus cash in lieu of fractional shares, if applicable).

          (b) The Company will inform the Holders through the Trustee if it elects a cash amount that is more than $1,000 per $1,000 principal amount of the
Securities:

               (1) if the Company has called the Securities for redemption, in its notice of redemption;

               (2) if a Fundamental Change has occurred, in the related Company
          Notice;

               (3) in respect of the Securities to be converted during the period beginning 25 Trading Days preceding the Maturity Date and ending one Trading Day preceding the Maturity Date, at least 26
          Trading Days preceding the Maturity Date; and

               (4) in all other cases, prior to the first day of the relevant
          Conversion Period;

     provided that if the Company does not provide such notice in a timely manner as described above, the cash amount will be $1,000 (or the
     Conversion Value, if lower) and any Conversion Value in excess of $1,000 will be satisfied by delivery of shares of Common Stock.

          Settlement in cash and/or shares of Common Stock will occur on the second Trading Day following the final Trading Day of the Conversion Period.

     SECTION 12.12 EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

          If any of the following events occur, namely:

               (i) any reclassification or change of the outstanding shares of
          Common Stock (other than a change as a result of a subdivision or combination);

               (ii) any merger, consolidation, statutory share exchange or combination of the Company with or into another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash), or a combination thereof, with respect to or in exchange for such Common
          Stock; or

               (iii) any sale or conveyance of the properties and assets of the
          Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets

                                       76

          (including cash), or a combination thereof, with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such
Security shall, without the consent of any Holder, be convertible into (A) cash equal to the lesser of (a) the principal amount of the Security and (b) the
Conversion Value, and (B) to the extent the Conversion Value exceeds the principal amount, the kind of shares of stock and other securities or property or assets (including cash), or combination thereof, which a Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted, subject to Section 12.11, solely into Common
Stock based upon the applicable Conversion Rate immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock received proportionally the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance by all holders of Common Stock in the aggregate, except in the limited case of a Public Acquirer Change of Control where the Company elects to have the Securities convertible into Public Acquirer Common Stock, in which case
Section 12.16 shall apply, and except that the provisions set forth in Section
12.11 relating to the satisfaction of the conversion obligation in cash, Common
Stock or a combination thereof shall continue to apply following any such election, with the Conversion Value calculated based on, and all references to
Common Stock deemed to refer to the Public Acquirer Common Stock, the consideration received in such transaction. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12 and shall provide that Sections 12.1, 12.11 and 12.15 shall continue to apply. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Repurchase Rights set forth in Article 11.

          The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register or to be announced in a press release, in each case, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

          The above provisions of this Section 12.12 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

          If this Section 12.12 applies to any event or occurrence, Section 12.4 shall not apply. If the Company makes the election described in Section 12.16, this Section 12.12 shall not apply.

                                       77

     SECTION 12.13 COMPANY DETERMINATION FINAL.

     Any determination that the Company of the Board of Directors must make pursuant to this Article 12 shall be conclusive if made in good faith and in accordance with the provisions of this Article 12, absent manifest error, and set forth in a Board Resolution.

     SECTION 12.14 RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

          The Trustee, subject to the provisions of Section 5.1, and any
Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate or to determine the Conversion Rate, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

     SECTION 12.15 ADJUSTMENT TO THE CONVERSION RATE UPON A NON-STOCK CHANGE OF
     CONTROL.

          Subject to Section 12.16, if and only to the extent the Company receives a Holder's election to convert Securities at any time on or subsequent to the date on which a Non-Stock Change of Control becomes effective (the
"Effective Date") but before 5:00 p.m., New York City time, on the Business Day immediately preceding the related Fundamental Change Repurchase Date, the
Company shall increase the Conversion Rate by a number of additional shares of
Common Stock as set forth below. The number of additional shares of Common Stock shall be determined by the Company by reference to the table below, based on the
Effective Date and the price (the "Stock Price") paid per share for the Common
Stock in the Non-Stock Change of Control. If holders of Common Stock receive only cash in the Non-Stock Change of Control, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the
Closing Sale Prices of the Common Stock on the five Trading Days prior to but not including the Effective Date of such Non-Stock Change of Control.

          The number of additional shares of Common Stock set forth in the table below shall be adjusted as of any date on which the Conversion Rate is adjusted in the same manner in which the Conversion Rate is adjusted pursuant to Section
12.4. The Stock Prices set forth in the table below shall be adjusted, as of any date on which the Conversion Rate is adjusted, to equal the Stock Price applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which shall be the Conversion Rate immediately prior to the adjustment and the denominator of which shall be the Conversion Rate as so adjusted.

          The following table sets forth the number of additional shares of
Common Stock initially issuable per $1,000 principal amount of Securities:

                                       78



                                                   STOCK PRICE
                   ---------------------------------------------------------------------------
Effective Date     $78.10   $90.00   $102.31   $110.00   $130.00   $160.00   $200.00   $250.00
----------------   ------   ------   -------   -------   -------   -------   -------   -------

August 1, 2005       3.03     2.19      1.62      1.37      0.94      0.60      0.38      0.24
August 1, 2006       2.93     2.05      1.48      1.23      0.81      0.50      0.31      0.20
August 1, 2007       2.85     1.92      1.32      1.07      0.66      0.39      0.24      0.16
August 1, 2008       2.77     1.75      1.12      0.87      0.49      0.27      0.16      0.11
August 1, 2009       2.70     1.55      0.86      0.60      0.27      0.13      0.08      0.06
August 1, 2010       2.71     1.28      0.44      0.20      0.01      0.00      0.00      0.00
February 1, 2011     0.00     0.00      0.00      0.00      0.00      0.00      0.00      0.00


          If the Stock Price and Effective Date are not set forth on the table above and the Stock Price is:

          (1) between two Stock Prices on the table or the Effective Date is between two days on the table, then the number of additional shares of Common
Stock shall be determined by the Company by straight-line interpolation between the number of additional shares of Common Stock set forth for the higher and lower Stock Price and the two Effective Dates, as applicable, based on a 360-day year;

          (2) in excess of $250.00 per share (subject to adjustment), then no additional shares of Common Stock shall be issued upon conversion; or

          (3) less than $78.10 per share (subject to adjustment), then no additional shares of Common Stock shall be issued upon conversion.

          Notwithstanding the foregoing, in no event will the Conversion Rate exceed 12.8040 per $1,000 principal amount of the Securities, subject to adjustments in the same manner as the number of additional shares of Common
Stock as set forth in this Section 12.15.

          The Company shall, to the extent it is aware of the Effective Date, provide written notice to all holders and to the Trustee at least 20 calendar days prior to the anticipated Effective Date of a Non-Stock Change of Control.
The Company must also provide written notice to all holders and to the Trustee upon the effectiveness of such Non-Stock Change of Control.

     SECTION 12.16 CONVERSION AFTER A PUBLIC ACQUIRER CHANGE OF CONTROL.

          (a) Notwithstanding Section 12.15, in the event of a Public Acquirer
Change of Control, the Company may, in lieu of issuing the additional Common
Stock pursuant to Section 12.15, elect to adjust its Conversion Obligation and the Conversion Rate such that from and after the Effective Date of such Public
Acquirer Change of Control, Holders of the Securities shall be entitled to convert their Securities, in accordance with Section 12.2 hereof, into cash and, to the extent the Conversion Value exceeds the principal amount of the
Securities converted, shares of Public Acquirer Common Stock and the Conversion
Rate in effect immediately before the Public Acquirer Change of Control shall be adjusted by multiplying it by a fraction:

               (i) the numerator of which shall be (A) in the case of a share exchange, consolidation, merger or binding share exchange, pursuant to which the Common Stock is converted into cash, securities or other property, the average value of all cash and any other consideration
          (as determined by the Board of Directors) paid or payable per share of
          Common Stock or (B) in the case of any other Public Acquirer Change of
          Control, the

                                       79

          average of the Closing Sale Prices of the Common Stock for the five consecutive Trading Days prior to but excluding the Effective Date of such Public Acquirer Change of Control; and

               (ii) the denominator of which shall be the average of the Closing
          Sale Prices of the Public Acquirer Common Stock for the five consecutive Trading Days commencing on the Trading Day next succeeding the Effective Date of such Public Acquirer Change of Control.

          (b) The Company shall notify holders of its election by providing notice as set forth in Section 12.6.

          (c) If the Company elects to make the adjustment to the Conversion
Rate and the related Conversion Obligations as described in Section 12.16(a) in the event of a Public Acquirer Change of Control, holders of Securities will not be entitled to receive any additional shares pursuant to Section 12.15.

                                   ARTICLE 13

                           SUBORDINATION OF GUARANTEES

     SECTION 13.1 AGREEMENT TO SUBORDINATE.

          The Company and each Guarantor agree, and each Holder by accepting a
Security agrees, that the Guarantees of the Indebtedness evidenced by the
Securities is subordinated in right of payment, to the extent and in the manner provided in this Article 13, to the Guarantor's prior payment in full in cash of their obligations in respect of Guarantor Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Guarantor Senior Debt.

     SECTION 13.2 LIQUIDATION; DISSOLUTION; BANKRUPTCY.

          Upon any distribution to creditors of a Guarantor in a liquidation or dissolution of a Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to a Guarantor or its property, an assignment for the benefit of creditors or any marshalling of a Guarantor's assets and liabilities, the holders of Guarantor Senior Debt of such Guarantors shall be entitled to receive, from the Guarantors, payment in full in cash of all Obligations due in respect of such Guarantor Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Guarantor Senior Debt, whether or not an allowable claim in any such proceeding) before the Holders of Securities will be entitled to receive any payment, from such Guarantor, with respect to the Securities, and until all
Obligations of such Guarantor with respect to its Guarantor Senior Debt are paid by the Guarantor in full in cash, any distribution to which the Holders of
Securities would be entitled shall be made to the holders of the Guarantor's
Guarantor Senior Debt (except, in each case, that Holders of Securities may receive Permitted Junior Securities and payments made from the trust described under Article 3).

     SECTION 13.3 DEFAULT ON DESIGNATED SENIOR DEBT.

          The Guarantors may not make any payment or distribution to the Trustee or any Holder in respect of Obligations with respect to the Securities (except payments in Permitted Junior Securities) and may not acquire from the Trustee or any Holder any Securities for cash or property (other than

                                       80

Permitted Junior Securities and payments and other distributions made from any trust created pursuant to Article 3 hereof) until all principal and other
Obligations of the Guarantors with respect to the Guarantor Senior Debt have been paid in full if:

          (i) a default in the payment of any principal of or interest on their
Designated Senior Debt occurs and is continuing; or

          (ii) a default, other than a payment default, on Designated Senior
Debt occurs and is continuing that then permits holders of the Designated Senior
Debt as to which such default relates to accelerate its maturity (or that would permit such holders to accelerate with the giving of notice or the passage of time or both) and the Trustee receives a notice of the default (a "Payment
Blockage Notice") from the Company or a Representative or the holders of any
Designated Senior Debt with respect to such Designated Senior Debt. If the
Trustee receives any such Payment Blockage Notice, no subsequent Payment
Blockage Notice shall be effective for purposes of this Section unless and until
(a) at least 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice and (b) all scheduled payments of principal and interest (including Contingent Interest and Additional Interest, if any) on the Securities that have come due have been paid in full in cash.

          No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived or cured for a period of not less than 90 days.

          The Guarantors may and shall resume payments on and distributions in respect of the Securities and may acquire them upon the earlier of:

          (1) the date upon which the default is cured or waived, or

          (2) in the case of a default referred to in Section 13.3(ii) hereof,
179 days after Payment Blockage Notice is received if the maturity of such
Designated Senior Debt has not been accelerated,

          if this Article otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

     SECTION 13.4 ACCELERATION OF SECURITIES.

          If payment of the Securities is accelerated because of an Event of
Default, the Company shall promptly notify holders of Guarantor Senior Debt of the acceleration.

     SECTION 13.5 WHEN DISTRIBUTION MUST BE PAID OVER.

          In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Securities from a Guarantor at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by this Article 13 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Guarantor
Senior Debt as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Guarantor Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Debt.

                                       81

          With respect to the holders of Guarantor Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 13, and no implied covenants or obligations with respect to the holders of Guarantor Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Guarantor Senior Debt shall be entitled by virtue of this Article
13, except if such payment is made as a result of the willful misconduct or negligence of the Trustee.

     SECTION 13.6 NOTICE BY COMPANY.

          The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Securities to violate this Article 13, but failure to give such notice shall not affect the subordination of the Guarantees to the
Guarantor Senior Debt of the Guarantors as provided in this Article 13.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor
Senior Debt of a Guarantor (or a trustee or Agent on behalf of such holder) to establish that such notice has been given by a holder of Guarantor Senior Debt
(or a trustee or Agent on behalf of any such holder). In the event that the
Trustee determines in good faith that further evidence is required with respect to the right of any Person as holder of Guarantor Senior Debt of a Guarantor to participate in any payment or distribution pursuant to this Article 13, the
Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Debt held by such Person, the extent to which such Person is entitled to participate in such evidence is not furnish, the Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this
Indenture pending judicial determination as to the rights of such Person to receive such payment.

     SECTION 13.7 SUBROGATION.

          After all Guarantor Senior Debt of the Guarantors is paid in full in cash and until the Securities are paid in full, Holders of Securities shall be subrogated (equally and ratably with all other Indebtedness pari passu with the
Guarantees) to the rights of holders of Guarantor Senior Debt of the Guarantors to receive distributions applicable to Guarantor Senior Debt of the Guarantors to the extent that distributions otherwise payable by the Guarantors to the
Holders of Securities have been applied to the payment of Guarantor Senior Debt of the Guarantors. A distribution made under this Article 13 by the Guarantors to holders of Guarantor Senior Debt that otherwise would have been made to
Holders of Securities is not, as between the Guarantors and Holders, a payment by the Guarantors on the Securities.

     SECTION 13.8 RELATIVE RIGHTS.

          This Article 13 defines the relative rights of Holders of Securities and holders of Guarantor Senior Debt of the Guarantors. Nothing in this
Indenture shall:

          (1) impair, as between the Guarantors and Holders of Securities, the obligation of the Guarantors, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

          (2) affect the relative rights of Holders of Securities and creditors of the Guarantors other than their rights in relation to holders of Guarantor
Senior Debt of the Guarantors; or

                                       82

          (3) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Guarantor Senior Debt of the Guarantors to receive distributions and payments from the Guarantors otherwise payable to Holders of
Securities.

          If the Guarantors fail because of this Article 13 to pay principal of or interest on a Security on the due date, the failure is still a Default or
Event of Default.

     SECTION 13.9 SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

          No right of any holder of Guarantor Senior Debt of the Guarantors to enforce the subordination of the Guarantee of Indebtedness evidenced by the
Securities shall be impaired by any act or failure to act by the Guarantors or any Holder or by the failure of the Guarantors or any Holder to comply with this
Indenture.

     SECTION 13.10 DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

          Whenever a distribution is to be made or a notice given by the
Guarantors to holders of Guarantor Senior Debt of the Guarantors, the distribution may be made and the notice given to their representative.

          Upon any payment or distribution of assets of the Guarantors referred to in this Article 13, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or Agent or other Person making any distribution to the
Trustee or to the Holders of Securities for the purpose of ascertaining the
Persons entitled to participate in such distribution, the holders of the
Guarantor Senior Debt of the Guarantors and other Indebtedness of the
Guarantors, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.

     SECTION 13.11 RIGHTS OF TRUSTEE AND PAYING AGENT.

          Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Guarantees, unless the Trustee shall have received at its Corporate Trust Office at least three Business Days prior to the date of such payment written notice of facts that would cause the payment of any
Obligations with respect to the Guarantees to violate this Article 13. Only the
Company or a Representative may give the notice. Nothing in this Article 13 shall impair the claims of, or payments to, the Trustee under or pursuant to
Section 5.8 hereof.

          The Trustee in its individual or any other capacity may hold Guarantor
Senior Debt of the Guarantors with the same rights it would have if it were not
Trustee. Any Agent may do the same with like rights. Nothing in this Article 13 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 5.8.

     SECTION 13.12 AUTHORIZATION TO EFFECT SUBORDINATION.

          Each Holder of Securities, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 13, and appoints the Trustee to act as such Holder's attorney-in-

                                       83

fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in
Section 4.9 hereof at least 30 days before the expiration of the time to file such claim, the credit agents are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

                                   ARTICLE 14

                              SUBSIDIARY GUARANTEES

     SECTION 14.1 AGREEMENT TO GUARANTEE.

          The Guarantors hereby agree as follows:

          (1) The Guarantors, jointly and severally with all other Guarantors, if any, unconditionally guarantee, on an unsecured senior subordinated basis as set forth in Article 13, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Securities or the Obligations of the Company under the Indenture or the Securities, that:

               (a) the principal of and interest (including Contingent Interest and Additional Interest, if any) on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest (including Contingent Interest and Additional Interest, if any) on the Securities, to the extent lawful, and all other
          Obligations of the Company to the Holders or the Trustee thereunder or under the Indenture will be promptly paid in full, all in accordance with the terms thereof; and

               (b) in case of any extension of time for payment or renewal of any Securities or any of such other Obligations, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          (2) Notwithstanding the foregoing, in the event that this Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the
Guarantors under this Indenture shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

     SECTION 14.2 EXECUTION AND DELIVERY OF GUARANTEES.

          (1) To evidence their Guarantees set forth in this Indenture, the
Guarantors hereby agree that a notation of such Guarantee shall be endorsed by an Officer of the Guarantors on each Security authenticated and delivered by the
Trustee on or after the date hereof. The form of such notation is included in the Form of Security attached as Exhibit A to this Indenture.

          (2) Notwithstanding the foregoing, the Guarantors hereby agree that their Guarantee set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such
Guarantee.

          (3) If an Officer whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

                                       84

          (4) The delivery of any Security by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the
Guarantee set forth in this Indenture on behalf of the Guarantors.

          (5) The Guarantors hereby agree that their obligations hereunder shall, to the extent permitted by applicable law, be unconditional, regardless of the validity, regularity or enforceability of the Securities or the
Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions of the Securities or the Indenture, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (6) The Guarantors hereby, to the extent permitted by applicable law, waive diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that their Guarantee made pursuant to this Indenture will not be discharged except by complete performance of the obligations contained in the
Securities and the Indenture.

          (7) If any Holder or the Trustee is required by any court or otherwise to return to the Company or the Guarantors, or any Custodian, Trustee,
liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, the
Guarantee made pursuant to this Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (8) The Guarantors agree that they shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.
The Guarantors further agree that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand:

               (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 4 of this Indenture for the purposes of the Guarantee made pursuant to this Indenture, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby;

               (b) in the event of any declaration of acceleration of such
          Obligations as provided in Article 4 of this Indenture, such
          Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of the Guarantee made pursuant to this Indenture; and

               (c) the Guarantors shall have the right to seek contribution from any other non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the
          Guarantee made pursuant to this Indenture.

     SECTION 14.3 GUARANTORS MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

          (1) Except as set forth in Articles 6 and 9 of this Indenture, nothing contained in this Indenture or in the Securities shall prevent (a) any consolidation or merger of any of the Guarantors with or into the Company or any other Guarantor, (b) any transfer, sale or conveyance of the property of any of the Guarantors as an entirety or substantially as an entirety, to the Company or any other Guarantor or (c) any merger of a Guarantor with or into with an
Affiliate of that Guarantor that has no significant assets or liabilities and was incorporated solely for the purpose of reincorporating such Guarantor in another State

                                       85

of the United States so long as the amount of Indebtedness of the Company and the domestic non-Guarantor subsidiaries is not increased thereby.

          (2) Except as set forth in Article 9 of this Indenture, nothing contained in this Indenture or in the Securities shall prevent any consolidation or merger of any of the Guarantors with or into any Person organized under the laws of the United States of America, any state thereof, the District of
Columbia or any territory thereof other than the Company or any other Guarantor
(in each case, whether or not affiliated with the Guarantor), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety, to any
Person organized under the laws of the United States of America, any state thereof, the District of Columbia or any territory thereof other than the
Company or any other Guarantor (in each case, whether or not affiliated with the
Guarantors) authorized to acquire and operate the same; provided, however, that the Guarantors hereby covenant and agree that (i) subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and observance of all of the covenants and conditions of this
Indenture to be performed by the Guarantors, shall be expressly assumed (in the event that any of the Guarantors are not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by any Person formed by such consolidation, or into which the Guarantors shall have been merged, or by any Person which shall have acquired such property, (ii) immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default exists;
and (iii) such transaction will only be permitted under this Indenture if it would be permitted under the terms of all of the indentures governing the
Outstanding Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of these notes continue to be outstanding).

          (3) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee made pursuant to this Indenture and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantors, such successor Person shall succeed to and be substituted for the Guarantors with the same effect as if it had been named herein as one of the Guarantors. Such successor Person thereupon may cause to be signed any or all of the Guarantees to be endorsed upon the Securities issuable under this Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

     SECTION 14.4 RELEASES.

          (1) Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of the Guarantors), all Liens, if any, in favor of the
Trustee in the assets sold thereby shall be released. If the assets sold in such sale or other disposition (including by way of merger or consolidation) include all or substantially all of the assets of a Guarantor or all of the Capital
Stock of a Guarantor, then such Guarantor (in the event of a sale or other disposition of all of the Capital Stock of any such Guarantor) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of any of the Guarantors) shall be released from and relieved of its obligations under this Indenture and its Guarantee made pursuant hereto. Upon delivery by the Company to the Trustee of an Officers'
Certificate to the effect that such sale or other disposition was made by the
Company or the Guarantors, as the case may be, in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the

                                       86

Guarantors from their obligations under this Indenture and their Guarantee made pursuant hereto. If the Guarantors are not released from their obligations under their Guarantees, they shall remain liable for the full amount of principal of and interest (including Contingent Interest and Additional Interest, if any) on
the Securities and for the other obligations of the Guarantors under this
Indenture.

          (2) Upon the designation of any of the Guarantors as an Excluded
Subsidiary in accordance with the terms of this Indenture and the indentures governing the Outstanding Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of those notes continue to be outstanding), such Guarantor shall be released and relieved of all of its obligations under this Indenture. Upon delivery by the Company to the
Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such designation of such Guarantor as an Excluded Subsidiary was made by the
Company in accordance with the provisions of this Indenture and the indentures governing the Outstanding Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of those notes continue to be outstanding), the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations under its Guarantee. Any of the Guarantors not released from their obligations under the Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any of the
Guarantors under this Indenture as provided in this Article 14.

          (3) Upon any Guarantor being released from its guarantees of, and all pledges and security interests granted in connection with, Indebtedness of the
Company or any of its Subsidiaries (other than a Foreign Subsidiary), such
Guarantor shall be released and relieved of all of its obligations under this
Indenture.

     SECTION 14.5 NO RECOURSE AGAINST OTHERS.

          No past, present or future director, officer, employee, incorporator, stockholder or Agent of the Guarantors, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, any
Guarantees, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

     SECTION 14.6 ANTI-LAYERING.

          No Guarantor shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Guarantor Senior Debt of a Guarantor and senior in any respect in right of payment to any of the Guarantees. No Indebtedness shall be deemed to be subordinated or junior in right of payment to any other
Indebtedness solely by virtue of being unsecured.

     SECTION 14.7 GUARANTEE BY L-3 COMMUNICATIONS.

          Subject to Section 14.3, for so long as the Securities remain outstanding, L-3 Communications shall be bound by its Guarantee under this
Article 14.

                                       87

     SECTION 14.8 FUTURE SUBSIDIARY GUARANTEES.

          If the Company or any of its Subsidiaries shall acquire or create another Subsidiary after the date of this Indenture (other than a Foreign
Subsidiary or an Excluded Subsidiary) and such Subsidiary guarantees any
Indebtedness of the Company or any of its Subsidiaries (other than a Foreign
Subsidiary or an Excluded Subsidiary) then such Subsidiary shall become a
Guarantor and execute a Supplemental Indenture in form and substance satisfactory to the Trustee, and deliver an Opinion of Counsel to the Trustee as to the validity of such Guarantee.

                                   ARTICLE 15

                     OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 15.1 TRUST INDENTURE ACT CONTROLS.

          This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

     SECTION 15.2 NOTICES.

          Any notice or communication to the Company or the Trustee is duly given if in writing and delivered in person or mailed by first-class mail to the address set forth below:

     (a)  If to the Company or any Guarantor:

          L-3 Communications Corporation
          600 Third Avenue, 34th Floor
          New York, New York 10016
          Attn: Vice President-Finance (Fax: 212-805-5440)

with a copy to:

          Simpson Thacher & Bartlett LLP
          425 Lexington Avenue
          New York, New York 10017
          Attn: Vincent Pagano Jr., Esq. (Fax: 212-455-2502)

     (b)  if to the Trustee:

          The Bank of New York
          101 Barclay Street, Floor 8 West
          New York, New York 10286
          Attn: Corporate Trust Administration (Fax: 212-815-5704)

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders.

                                       88

          If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

     SECTION 15.3 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

          Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this
Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

     SECTION 15.4 ACTS OF HOLDERS OF SECURITIES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by
Holders of Securities may be embodied in and evidenced by:

               (1) one or more instruments of substantially similar tenor signed by such Holders in person or by Agent or proxy duly appointed in writing;

               (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

               (3) a combination of such instruments and any such record.

Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such Agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.1)
conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any
Person, and the date of such Person holding the same, shall be proved by the
Register.

          (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                                       89

     SECTION 15.5 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the
Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Trustee shall be entitled to receive upon request an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with.

     SECTION 15.6 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion on behalf of the Company has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the
          examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                                       90

     SECTION 15.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 15.8 SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 15.9 SEPARABILITY CLAUSE.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 15.10 BENEFITS OF INDENTURE.

          Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Guarantor Senior Debt and the Holders of
Securities, any benefit or legal or equitable right, remedy or claim under this
Indenture.

     SECTION 15.11 SECTION GOVERNING LAW.

THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 15.12 COUNTERPARTS.

          This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

     SECTION 15.13 LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date,
Fundamental Change Repurchase Date or Stated Maturity of any Security or the
last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then
(notwithstanding any other provision of this Indenture or of the Securities)
payment of interest (including Contingent Interest and Additional Interest, if any) or principal or conversion of the Securities, need not be made at such
Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date,
Fundamental Change Repurchase Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date,
Fundamental Change Repurchase Date or Stated Maturity, as the case may be.

                                       91

     SECTION 15.14 RECOURSE AGAINST OTHERS.

          No recourse for the payment of the principal of or interest (including
Contingent Interest and Additional Interest, if any) on any Security, or for any
claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

                                       92

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                   The Bank of New York,
                                   as trustee and not in its individual capacity

                                   By: /s/ Kisha A. Holder
                                       -----------------------------------------
                                       Name:  Kisha A. Holder
                                       Title: Assistant Vice President

                                    Indenture

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                       L-3 COMMUNICATIONS HOLDINGS, INC.,
                                          as the Company

                                   By: /s/ Christopher C. Cambria
                                       -----------------------------------------
                                       Name: Christopher C. Cambria
                                       Title: Senior Vice President, Secretary
                                              and General Counsel

GUARANTORS:

APCOM, INC.
BROADCAST SPORTS INC.
D.P. ASSOCIATES INC.
ELECTRODYNAMICS, INC.
HENSCHEL INC.
HYGIENETICS ENVIRONMENTAL SERVICES, INC.
INTERSTATE ELECTRONICS CORPORATION
KDI PRECISION PRODUCTS, INC.
L-3 COMMUNICATIONS AEROMET, INC.
L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY, INC.
L-3 COMMUNICATIONS AIS GP CORPORATION
L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
L-3 COMMUNICATIONS AVISYS CORPORATION
L-3 COMMUNICATIONS CE HOLDINGS, INC.
L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
L-3 COMMUNICATIONS CSI, INC.
L-3 COMMUNICATIONS AYDIN CORPORATION
L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
L-3 COMMUNICATIONS ESSCO, INC.
L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
L-3 COMMUNICATIONS INFRARED VISION TECHNOLOGY CORPORATION
L-3 COMMUNICATIONS INVESTMENTS INC.
L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
L-3 COMMUNICATIONS MAS (US) CORPORATION
L-3 COMMUNICATIONS MOBILE-VISION, INC.
L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.
L-3 COMMUNICATIONS SONOMA EO, INC.

                                    Indenture

L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS WESTWOOD CORPORATION
MCTI ACQUISITION CORPORATION
MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
MICRODYNE CORPORATION
MICRODYNE OUTSOURCING INCORPORATED
MPRI, INC.
PAC ORD INC.
POWER PARAGON, INC.
SHIP ANALYTICS, INC.
SHIP ANALYTICS INTERNATIONAL, INC.
SHIP ANALYTICS USA, INC.
SPD ELECTRICAL SYSTEMS, INC.
SPD SWITCHGEAR INC.
SYCOLEMAN CORPORATION
TROLL TECHNOLOGY CORPORATION
WESCAM AIR OPS INC.
WESCAM AIR OPS LLC
WESCAM HOLDINGS (US) INC.
WESCAM INCORPORATED
WESCAM LLC
WOLF COACH, INC.,
   as Guarantors

By: /s/ Christopher C. Cambria
    ---------------------------------------
    Name: Christopher C. Cambria
    Title: Vice President and Secretary

                                    Indenture

                                    Exhibit A

                        L-3 Communications Holdings, Inc.

          3.00% Convertible Contingent Debt Securities (CODES) due 2035

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED
TO HEREIN. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED, IN WHOLE OR
IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN
DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED
CIRCUMSTANCES SET FORTH IN THE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL
SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE
SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE
FOLLOWING SENTENCE. BY ACQUISITION HEREOF OR A BENEFICIAL INTEREST HEREIN, THE
HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE
144A UNDER THE SECURITIES ACT;

(2) AGREES THAT IT WILL NOT PRIOR TO THE DATE TWO YEARS AFTER THE DATE OF
ORIGINAL ISSUANCE OF THE DEBT SECURITIES EVIDENCED HEREBY OF L-3 COMMUNICATIONS
HOLDINGS, INC. (THE "COMPANY") RESELL OR OTHERWISE TRANSFER THE SECURITIES
EVIDENCED HEREBY OR THE COMMON STOCK THAT MAY BE ISSUABLE UPON CONVERSION OF
SUCH SECURITIES EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A
PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO A REGISTRATION
STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND
WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR (D) PURSUANT TO
ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT
OF 1933, INCLUDING UNDER RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY'S AND
THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH TRANSFER, TO REQUIRE THE DELIVERY OF AN
OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO US
AND THE TRUSTEE; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITIES EVIDENCED
HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) ABOVE) A
NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF SECURITIES PRIOR TO THE DATE TWO YEARS AFTER
THE DATE OF ORIGINAL ISSUANCE OF THE SECURITIES (OTHER THAN A TRANSFER PURSUANT
TO CLAUSE 2(C) ABOVE), THE HOLDER MUST COMPLETE AND DELIVER THE TRANSFER
CERTIFICATE CONTAINED IN THE INDENTURE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE,
AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(D) ABOVE, THE
HOLDER MUST, PRIOR TO SUCH TRANSFER,

                                        1

FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH
CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY
REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN
EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT OF 1933).

THE LEGEND SET FORTH ABOVE WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF
SECURITIES PURSUANT TO CLAUSE 2(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE
DATE OF ORIGINAL ISSUANCE OF THE SECURITIES. EACH STOCK CERTIFICATE REPRESENTING
COMMON STOCK ISSUED UPON CONVERSION OF THE SECURITIES WILL BEAR A COMPARABLE
LEGEND (UNLESS SUCH COMMON STOCK HAS BEEN TRANSFERRED PURSUANT TO THE EXEMPTION
FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933, IF
AVAILABLE, OR PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED
EFFECTIVE UNDER THE SECURITIES ACT OF 1933).

FOR PURPOSES OF SECTION 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED, THE SECURITIES ARE BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT.
IN ADDITION, THE SECURITIES ARE SUBJECT TO REGULATIONS GOVERNING CONTINGENT
PAYMENT DEBT INSTRUMENTS. UNDER SUCH REGULATIONS, THE COMPARABLE YIELD OF THE
SECURITIES IS 6.33%.

THE ISSUER AGREES, AND BY PURCHASING A BENEFICIAL OWNERSHIP INTEREST IN THE
Securities EACH HOLDER OF Securities WILL BE DEEMED TO HAVE AGREED, FOR UNITED
STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THE SECURITIES AS INDEBTEDNESS
THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT
REGULATIONS") AND, FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, TO TREAT
THE FAIR MARKET VALUE OF ANY STOCK BENEFICIALLY RECEIVED BY A BENEFICIAL HOLDER
UPON ANY CONVERSION OF THE SECURITIES AS A CONTINGENT PAYMENT AND (2) TO BE
BOUND BY THE ISSUER'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED
PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS,
WITH RESPECT TO THE SECURITIES. THE ISSUER AGREES TO PROVIDE PROMPTLY TO HOLDER
OF SECURITIES, UPON WRITTEN REQUEST, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT,
ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE.
ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING ADDRESS:
L-3 COMMUNICATIONS CORPORATION, 600 THIRD AVENUE, 34TH FLOOR, NEW YORK, NEW YORK
10016, ATTENTION: INVESTOR RELATIONS.

                                        2

                                   No. 2

CUSIP: 502424 AE 4                 Initial principal balance of this Security:
                                   $100,000,000

          L-3 Communications Holdings, Inc., a Delaware corporation (the
"Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE &
CO., or its registered assigns, the principal sum listed on the Schedule of
Increases or Decreases in Global Security attached hereto on August 1, 2035.

          Interest Payment Dates: February 1 and August 1, commencing February
1, 2006.

          Regular Record Dates: January 15 and July 15.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                        3

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.

Dated: July 29, 2005     L-3 COMMUNICATIONS HOLDINGS, INC.

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

Trustee's Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-named Indenture.

                                   Dated: July 29, 2005

                                   THE BANK OF NEW YORK
                                   as Trustee

                                   By:
                                       -----------------------------------------
                                                  Authorized Signatory

                                        4

                               [Back of Security]

                        L-3 COMMUNICATIONS HOLDINGS, INC.
          3.00% Convertible Contingent Debt Securities (CODES) due 2035

          Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Principal and Interest.

          L-3 Communications Holdings, Inc., a Delaware corporation (the
"Company"), promises to pay interest on the principal amount of this Security at the Interest Rate plus the applicable rate of Contingent Interest and Additional
Interest, if any, from July 29, 2005 until repayment at Maturity, redemption or repurchase. The Company will pay interest on this Security, including Contingent
Interest and Additional Interest, if any, semiannually in arrears on February 1 and August 1 of each year (each an "Interest Payment Date"), commencing February
1, 2006. To the extent lawful, payments of principal or interest (including
Contingent Interest and Additional Interest, if any) on the Securities that are not made when due will accrue interest at the annual rate of 1% above the then applicable Interest Rate from the required payment date.

          Interest on the Securities (including Contingent Interest and
Additional Interest, if any) shall be computed (i) for any full semiannual period for which a particular Interest Rate is applicable on the basis of a
360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable shorter than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

          The remaining terms and conditions relating to the payment of principal and interest (including Contingent Interest and Additional Interest, if any) are as set forth in the Indenture.

2.   Method of Payment.

          Except as otherwise provided for in the Indenture, interest on any
Security which is payable, and is punctually paid or duly provided for, on any
Interest Payment Date shall be paid to the Person in whose name that Security
(or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          The remaining terms and conditions relating to the method of payment of principal and interest (including Contingent Interest and Additional
Interest, if any) are as set forth in the Indenture.

3.   Paying Agent and Registrar.

          Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change the Paying Agent or
Registrar without notice to any Holder.

                                        2

4.   Indenture; Guarantees.

          The Company issued this Security under an Indenture, dated as of July
29, 2005 (the "Indenture"), among the Company, the Guarantors named therein and
The Bank of New York, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). This Security is subject to all such terms, and Holders are referred to the Indenture and the
TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

          The Obligations of the Company under the Indenture and the Securities have been jointly and severally guaranteed on a unsecured senior subordinated basis by certain of the Company's Subsidiaries, all as provided in the
Indenture.

5.   Optional Redemption.

          The Securities may be redeemed in whole or in part, upon not less than
20 nor more than 60 days' notice, at any time on or after February 1, 2011, at the option of the Company, at a cash Redemption Price equal to 100% of the principal amount of the Securities being redeemed, plus any accrued and unpaid interest (including Contingent Interest and Additional Interest, if any) to, but
excluding, the Redemption Date.

          On and after the Redemption Date, interest ceases to accrue on
Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

          Notice of redemption will be given by the Company to the Holders as provided in the Indenture.

6.   Repurchase Right Upon Specified Dates or a Fundamental Change.

          (a) Subject to the terms and conditions specified in the Indenture, on
     February 1, 2011, February 1, 2016, February 1, 2021, February 1, 2026 and
     February 1, 2031, a Holder has the right to require the Company to repurchase all or part of a such Holder's Securities for which such Holder has properly delivered and not withdrawn a written repurchase notice at a repurchase price equal to 100% of the principal amount of the Securities being redeemed, plus any accrued and unpaid interest (including Contingent
     Interest and Additional Interest, if any) to, but not including, the
     Repurchase Date.

          (b) If a Fundamental Change occurs prior to Maturity, a Holder of
     Securities, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase
     Securities (or any portion of the principal amount hereof that is at least an integral multiple of $1,000, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to $1,000) at the repurchase price in cash equal to 100% of the principal amount of Securities being repurchased, plus any interest
     (including Contingent Interest and Additional Interest, if any) accrued and unpaid to, but not including, the Fundamental Change Repurchase Date. To exercise a Repurchase Right, a Holder must deliver to the Trustee a written notice as provided in the Indenture.

                                        3

          (c) Subject to the terms of the Indenture, if and only to the extent a
     Holder elects to convert its Securities in connection with a Non-Stock
     Change of Control, such Holder may receive additional shares of Common
     Stock as specified in Section 12.15 of the Indenture.

7.   Conversion Rights.

          Subject to and in compliance with the provisions of the Indenture, upon the occurrence of events specified in the Indenture, a Holder of the
Securities is entitled, at such Holder's option, to convert the Holder's
Securities (or any portion of the principal amount hereof which is an integral multiple of $1,000) unless such Securities have been previously redeemed or repurchased by the Company, at the principal amount thereof or of such portion, into cash and, at the election of the Company, duly authorized, fully paid and nonassessable shares of Common Stock at an initial Conversion Rate of 9.7741 shares of Common Stock $1,000 principal amount of the Securities. Upon conversion of Securities, the Company will deliver an amount in cash equal to the lesser of (i) the principal amount of the Securities converted and (ii) the
Conversion Value of the principal amount of the Securities converted. If the
Conversion Value exceeds the principal amount of the Securities converted, the
Company will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock in an amount equal to the excess of the
Conversion Value over the principal amount of the Securities converted.

          The Company will notify Holders of any event triggering the right to convert the Securities as specified above in accordance with the Indenture.

          In the case of a Security (or a portion thereof) called for redemption, the conversion right in respect of the Security (or such portion thereof) so called, shall expire at the close of business on the Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Fundamental Change for which the Holder exercises its Repurchase Right with respect to a Security (or a portion thereof), the conversion right in respect of the Security (or portion thereof)
shall expire at the close of business on the Business Day preceding the
Fundamental Change Repurchase Date.

          The Conversion Rate shall be adjusted under certain circumstances as provided in the Indenture. The remaining terms and conditions relating to conversion of the Securities are as set forth in the Indenture.

8.   Tax Treatment

          The Company agrees, and by purchasing a beneficial ownership interest in the Securities each Holder of the Securities will be deemed to have agreed, for United States federal income tax purposes (1) to treat the Securities as indebtedness that is subject to Treas. Reg. Sec. 1.1275-4 (the "Contingent
Payment Regulations") and, for purposes of the Contingent Payment Regulations, to treat the Fair Market Value of any stock beneficially received by a beneficial Holder upon any conversion of the Securities as a contingent payment and (2) to be bound by the Company's determination of the "comparable yield" and
"projected payment schedule," within the meaning of the Contingent Payment
Regulations, with respect to the Securities. The Company agrees to provide promptly to each Holder of the Securities, upon written request, the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule. Any such written request should be sent to the

                                        4

Company at the following address: L-3 Communications Corporation, 600 Third
Avenue, 34th Floor, New York, New York 10016, Attention: Investor Relations.

9.   Denominations; Transfer; Exchange.

          The Securities are issuable in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A
Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the
Indenture.

          In the event of a redemption in part, the Company will not be required
(a) to register the transfer of, or exchange, Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, or (b) to register the transfer of, or exchange, any such Securities, or portion thereof, called for redemption.

          In the event of redemption, conversion or repurchase of the Securities in part only, a new Security or Securities for the unredeemed, unconverted or unrepurchased portion thereof will be issued in the name of the Holder hereof.

11.  Persons Deemed Owners.

          The registered Holder of this Security shall be treated as its owner for all purposes.

12.  Unclaimed Money.

          The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying
Agent with respect to such money shall cease.

13.  Discharge Prior to Redemption or Maturity.

          Subject to certain conditions contained in the Indenture, the Company may discharge its obligations under the Securities other than Conversion
Obligations pursuant to Article 12 and the Indenture if (1) all of the
Outstanding Securities shall become due and payable at their scheduled Maturity within one year and (2) the Company shall have deposited with the Trustee money and/or U.S. Government Obligations sufficient to pay the principal of and interest on all of the Outstanding Securities on the date of Maturity or redemption, as the case may be.

14.  Amendment; Supplement; Waiver.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the
Indenture). The Indenture also contains

                                        5

provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the
Securities, to waive compliance by the Company with certain provisions of the
Indenture and certain past defaults under the Indenture and their consequences.
Any such consent or waiver by the Holder of the Securities shall be conclusive and binding upon such Holder and upon all future Holders of such Securities and of any Securities issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon the Securities or such other Securities.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including
Contingent Interest and Additional Interest, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security (or pay cash in lieu of conversion) as provided in the
Indenture.

15.  Defaults and Remedies.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture except that the principal of all the Securities shall automatically be accelerated upon occurrence of certain events relating to bankruptcy and insolvency.

16.  Authentication.

          This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this
Security.

17.  Abbreviations.

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

18.  Additional Rights of Holders of Transfer Restricted Securities.

          In addition to the rights provided to Holders under the Indenture,
Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

19.  CUSIP Numbers.

          Pursuant to a recommendation promulgated by the Committee on Uniform
Security Identification Procedures, the Company has caused CUSIP numbers to be printed on this Security and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Security or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20.  Governing Law.

                                        6

          The Indenture and this Security shall be governed by, and construed in accordance with, the law of the State of New York.

21.  Successor Corporation.

          In the event a successor corporation assumes all the obligations of the Company under this Security, pursuant to the terms hereof and of the
Indenture, the Company will be released from all such obligations.

22.  Counterparts.

This Security may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

                                        7

                                    Exhibit B

    FORM OF NOTATION ON CONVERTIBLE CONTINGENT DEBT SECURITY (the "Security")
                        RELATING TO SUBSIDIARY GUARANTEE

          Pursuant to the Indenture each Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of and interest (including Contingent Interest and Additional Interest, if any) on
the Security, whether at maturity or an interest payment date, by acceleration, call for redemption, repurchase or otherwise, (b) the due and punctual payment of interest on the overdue principal and interest (including Contingent Interest and Additional Interest, if any) on the Security, and (c) in case of any extension of time of payment or renewal of any Security or any of such other obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any
Holder in enforcing any rights under this Guarantee. This Guarantee is subordinated to the Guarantor Senior Debt of each Guarantor to the extent set forth in Article 13 of the Indenture.

          Notwithstanding the foregoing, in the event that the Guarantee of any
Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such
Guarantor under its Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

          No past, present or future director, officer, employee, Agent, incorporator, stockholder or Agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the
Security, any Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor or any Guarantees, or for any claim based on, in respect of or by reason of such obligations or their creation. Each
Holder by accepting a Security waives and releases all such liability.

          This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the
Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture.

                                  L-3 COMMUNICATIONS CORPORATION

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  HYGIENETICS ENVIRONMENTAL SERVICES, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  L-3 COMMUNICATIONS ILEX SYSTEMS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SOUTHERN CALIFORNIA MICROWAVE, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                        2

                                  L-3 COMMUNICATIONS ESSCO, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  L-3 COMMUNICATIONS DBS MICROWAVE, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SPD ELECTRICAL SYSTEMS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SPD SWITCHGEAR, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                        3

                                  PAC ORD, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  HENSCHEL, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SPD HOLDINGS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  POWER PARAGON, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  L-3 COMMUNICATIONS AYDIN CORPORATION

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                        4

                                  MPRI, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  ELECTRODYNAMICS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  INTERSTATE ELECTRONICS CORPORATION

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  MICRODYNE CORPORATION

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                        5

                                    Exhibit C

                                 ASSIGNMENT FORM

     To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated: _____________________   Your Name: ______________________________________
                               (Print your name exactly as it appears on the
                               face of this Security)

                               Your Signature:
                                               ---------------------------------
                               (Sign exactly as your name appears on the face
                               of this Security)

                               Signature Guarantee*:
                                                     ---------------------------

     * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

In connection with any transfer of this Security occurring prior to the date which is the earlier of the end of the period referred to in Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned confirms that without utilizing any general solicitation or general advertising that:

               [Check One]

[_]  (a)  this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder, and that the transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the undersigned does hereby further certify that the Securities are being transferred to a transferee that the undersigned reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such transferee exercises sole investment discretion, and such transferee and each such account is a
          "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the
          United States.

               or

[_]  (b)  this Security is being transferred to the Company or a Subsidiary thereof.

               or

[_]  (c)  this Security is being transferred pursuant to a registration statement which has been declared effective under the Securities Act of 1933, as amended, and which continued to be in effect at the time of this transfer.

               or

[_]  (d)  this Security is being transferred other than in accordance with
          (a), (b) and (c) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the
          Indenture.

                                        2

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.7, 2.8 and 2.9 of the Indenture shall have been satisfied.

Dated: _____________________   _________________________________________________
                               NOTICE: The signature to this assignment must
                               correspond with the name as written upon the face
                               of the within-mentioned instrument in every
                               particular, without alteration or any change
                               whatsoever.

                               Signature Guarantee:

                               -------------------------------------------------

                               Signature must be guaranteed by a participant in
                               a recognized signature guarantee medallion
                               program or other signature guarantor acceptable
                               to the Trustee.

                                        3

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that: (a) it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution; (b) it and any such account is a "Qualified Institutional
Buyer" within the meaning of Rule 144A under the Securities Act of 1933; (c) it is aware that the sale to it is being made in reliance on Rule 144A; (d) it acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information; and (e) it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _____________________   _________________________________________________
                               NOTICE: To be executed by an executive officer

                                        4

                                    Exhibit D

                                CONVERSION NOTICE

TO: L-3 COMMUNICATIONS HOLDINGS, INC.
    600 Third Avenue, 34th Floor
    New York, New York 10016
    Attn: Vice President-Finance

COPY TO: THE BANK OF NEW YORK
         101 Barclay Street, Floor 21 West
         New York, New York 10286
         Attn: Corporate Trust Administration (L-3 Communications Holdings,
         Inc. ____% Convertible Contingent Debt Securities (CODES) due 2035)

          The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (the principal amount of which is an integral multiple of $1,000) below designated, into cash and shares of Common Stock in accordance with the terms of the
Indenture referred to in this Security, and directs that any shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this
Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest (including Contingent Interest and Additional Interest, if any)
accompanies this Security.

Dated: _____________________   Your Name: ______________________________________
                               (Print your name exactly as it appears on the
face of this Security)

                               Your Signature:
                                               ---------------------------------
                               (Sign exactly as your name appears on the face of
                               this Security)

                               Signature Guarantee*:
                                                     ---------------------------

                               Social Security or other Taxpayer
                               Identification Number: __________________________

     Principal amount to be converted (if less than all): $

     * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                        5

Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:

          _________________________________________________
          (Name)

          _________________________________________________
          (Street Address)

          _________________________________________________
          (City, State and Zip Code)

                                        6

                                    Exhibit E

     NOTICE OF EXERCISE OF FUNDAMENTAL CHANGE REPURCHASE RIGHT

TO: L-3 COMMUNICATIONS HOLDINGS, INC.
    600 Third Avenue, 34th Floor
    New York, New York 10016
    Attn: Vice President-Finance

          The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from L-3 Communications Holdings, Inc. (the
"Company") as to the occurrence of a Fundamental Change with respect to the
Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (the principal amount of which is an integral multiple of $1,000) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest
(including Contingent Interest and Additional Interest, if any) accrued and unpaid to, but excluding, such date, to the registered holder hereof, in cash.

Dated: _____________________   Your Name: ______________________________________
                               (Print your name exactly as it appears on the
face of this Security)

                               Your Signature:
                                               ---------------------------------
                               (Sign exactly as your name appears on the face of
                               this Security)

                               Signature Guarantee:*
                                                     ---------------------------

                               Social Security or other Taxpayer
                               Identification Number: __________________________

     Principal amount to be repaid (if less than all): $

----------
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                        7

                                    Exhibit F

                     NOTICE OF EXERCISE OF REPURCHASE RIGHT

TO: L-3 COMMUNICATIONS HOLDINGS, INC.
    600 Third Avenue, 34th Floor
    New York, New York 10016
    Attn: Vice President-Finance

          The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from L-3 Communications Holdings, Inc. (the
"Company") as to an optional repurchase date and requests and instructs the
Company to repay the entire principal amount of this Security, or the portion thereof (the principal amount of which is an integral multiple of $1,000) below designated, in accordance with the terms of the Indenture referred to in this
Security, together with interest (including Contingent Interest and Additional
Interest, if any) accrued and unpaid to, but excluding, such date, to the registered holder hereof, in cash.

Dated: _____________________   Your Name: ______________________________________
                               (Print your name exactly as it appears on the
face of this Security)

                               Your Signature:
                                               ---------------------------------
                               (Sign exactly as your name appears on the face of
                               this Security)

                               Signature Guarantee:*
                                                     ---------------------------

                               Social Security or other Taxpayer
                               Identification Number: __________________________

     Principal amount to be repaid (if less than all): $

----------
*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                        8

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $____________.
The following increases or decreases of a part of this Global Security have been made:

              Amount of        Amount of        Principal      Signature of
             decrease in      increase in     Amount of this    Authorized
              Principal        Principal     Global Security    officer of
           Amount of this   Amount of this    following such     Trustee or
 Date of       Global           Global           decrease       Securities
Exchange      Security         Security       (or increase)    Coordinator
--------   --------------   --------------   ---------------   ------------

                                        9